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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                          Cal Dive International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                                (CAL DIVE LOGO)

                          CAL DIVE INTERNATIONAL, INC.
                    400 N. SAM HOUSTON PARKWAY E., SUITE 400
                              HOUSTON, TEXAS 77060
                            TELEPHONE: 281-618-0400
                                 APRIL 13, 2005

Dear Shareholder:

     You are cordially invited to join us for our 2005 Annual Meeting of Shareholders to be held this year on Tuesday, May 10, 2005 at 1:00 p.m. in the Toulouse Room of the Hotel Sofitel, 425 N. Sam Houston Parkway E., Houston, Texas 77060. Beginning at 12:30 p.m., employees and officers will be available to provide information about 2004 developments.

     The Notice of Annual Meeting of Shareholders and the Proxy Statement that follow describe the business to be conducted at the meeting. We will also report on industry matters of current interest to our shareholders.

     YOUR VOTE IS IMPORTANT. Whether you own a few or many shares of stock, it is important that your shares be represented. If you cannot attend the Annual Meeting in person, please complete and sign the enclosed Proxy Card and promptly return it in the envelope provided.

     We look forward to seeing you at the Annual Meeting.

                                          Sincerely,

                                             /s/ JAMES LEWIS CONNOR, III

                                          James Lewis Connor, III
                                             Corporate
                                             Secretary

                                 VOTING METHOD

     If you are a shareholder of record, or hold shares through the Cal Dive International, Inc. Employee Stock Purchase Plan (the "Cal Dive Stock Plan"), you may vote your shares by mail. You may also revoke your proxy any time before the Annual Meeting by following the instructions in this Proxy Statement. Due to the small number of our record Shareholders (non "street-name"), we have elected to forgo the high cost of Internet and telephone voting. To vote by mail:

     - Mark your selections on the Proxy Card.

     - Date and sign your name exactly as it appears on your Proxy Card.

     - Mail the Proxy Card in the enclosed postage-paid envelope provided.

     IF YOUR SHARES ARE HELD IN "STREET NAME" THROUGH A BROKER, BANK OR OTHER THIRD PARTY, YOU WILL RECEIVE INSTRUCTIONS FROM THAT THIRD PARTY (WHO IS THE HOLDER OF RECORD) WHICH YOU MUST FOLLOW IN ORDER FOR YOUR SHARES TO BE VOTED.

                YOUR OPINION IS IMPORTANT. THANK YOU FOR VOTING.

               INTERNET AVAILABILITY OF ANNUAL MEETING MATERIALS

We are pleased to offer shareholders the ability to review the 2004 Form 10-K and Proxy materials electronically over the Internet at the Cal Dive web site (www.caldive.com) by clicking Investor Relations then SEC Filings then the particular filing. These filings may also be viewed through the Securities and Exchange Commission website at www.sec.gov. Our 2004 Annual Report may also be viewed over the Internet at the Cal Dive web site by clicking Investor Relations then Financial Reports.

                          CAL DIVE INTERNATIONAL, INC.

                            NOTICE OF ANNUAL MEETING
                                OF SHAREHOLDERS

TIME:..................................    1:00 p.m. (CDT) on Tuesday, May 10,
                                           2005

PLACE:.................................    Hotel Sofitel
                                           Toulouse Room
                                           425 N. Sam Houston Parkway E.
                                           Houston, Texas 77060

ITEMS OF BUSINESS:.....................    1. To elect three (3) Class III
                                           Directors.

                                           2. To amend the Company's 1997
                                           Amended and Restated Articles of
                                           Incorporation and Amended and
                                           Restated By-Laws concerning the
                                           Minnesota Business Combinations Act.

                                           3. To approve the 2005 Amended and
                                           Restated Articles of Incorporation.

                                           4. To approve the Cal Dive
                                           International, Inc. 2005 Long Term
                                           Incentive Plan.

                                           5. To take action on any other
                                           business that may properly be
                                           considered at the Annual Meeting or
                                           any adjournment thereof.

RECORD DATE:...........................    You may vote at the Annual Meeting if
                                           you are a shareholder of record at
                                           the close of business on March 23,
                                           2005.

VOTING BY PROXY:.......................    If you cannot attend the Annual
                                           Meeting, you may vote your shares by
                                           completing and promptly returning the
                                           enclosed Proxy Card in the envelope
                                           provided.

ANNUAL REPORTS:........................    Cal Dive's 2004 Annual Report and
                                           Form 10-K, which are not part of the
                                           proxy soliciting material, are
                                           enclosed.

                                           By Order of the Board of Directors,

                                                   /s/ JAMES LEWIS CONNOR, III

                                                  James Lewis Connor, III
                                                    Corporate Secretary

   This Notice of Annual Meeting, Proxy Statement and accompanying Proxy Card are being distributed on or about April 13, 2005.

                               TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS....................    i
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING.....    1
PROPOSAL 1. ELECTION OF DIRECTORS...........................    4
BOARD OF DIRECTORS..........................................    6
  Board of Directors Independence...........................    6
  Attendance at the Annual Meeting of Shareholders..........    7
  Communications with the Board.............................    7
  Sources for New Nominees..................................    7
COMMITTEES OF THE BOARD AND MEETINGS........................    7
  Audit Committee...........................................    7
  Compensation Committee....................................    8
  Corporate Governance and Nominating Committee.............    9
  Executive Committee.......................................   10
DIRECTOR COMPENSATION.......................................   10
CERTAIN TRANSACTIONS........................................   11
INDEPENDENT PUBLIC ACCOUNTANTS..............................   11
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEE
  INFORMATION...............................................   11
REPORT OF AUDIT COMMITTEE...................................   12
SHARE OWNERSHIP INFORMATION.................................   13
  Five Percent Owners.......................................   13
  Management Shareholdings..................................   14
  Section 16(a) Beneficial Ownership Reporting Compliance...   14
SHAREHOLDER RETURN PERFORMANCE GRAPH........................   15
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
  PARTICIPATION.............................................   16
REPORT OF THE COMPENSATION COMMITTEE ON FISCAL 2004
  EXECUTIVE COMPENSATION....................................   16
EXECUTIVE COMPENSATION......................................   18
  Summary Compensation Table................................   18
  Option Grants in Last Fiscal Year.........................   19
  Aggregated Option Exercises in Last Fiscal Year and Fiscal
     Year-End Option Values.................................   19
  Summary of Employment Contracts...........................   19
PROPOSAL 2. AMENDMENT OF THE COMPANY'S 1997 AMENDED AND
  RESTATED ARTICLES OF INCORPORATION AND AMENDED AND
  RESTATED BY-LAWS CONCERNING THE MINNESOTA BUSINESS
  COMBINATIONS ACT..........................................   20
PROPOSAL 3. APPROVAL OF THE 2005 AMENDED AND RESTATED
  ARTICLES OF INCORPORATION.................................   21
PROPOSAL 4. APPROVAL OF THE 2005 LONG TERM INCENTIVE PLAN...   22
  Summary of the 2005 Plan..................................   22
  Federal Income Tax Consequences of the 2005 Plan..........   27
EQUITY COMPENSATION PLAN INFORMATION........................   28
OTHER INFORMATION...........................................   29

                             YOUR VOTE IS IMPORTANT

     If you are a shareholder of record, please complete, date and sign your Proxy Card and return it as soon as possible in the enclosed envelope. If not, please respond promptly when you receive proxy materials from your broker.

                             (CAL DIVE SMALL LOGO)

                          CAL DIVE INTERNATIONAL, INC.
                    400 N. SAM HOUSTON PARKWAY E., SUITE 400
                              HOUSTON, TEXAS 77060
                           TELEPHONE: (281) 618-0400

                             ---------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 10, 2005

                             ---------------------

     We are providing these proxy materials in connection with the solicitation by the Board of Directors of Cal Dive International, Inc. of proxies to be voted at Cal Dive's Annual Meeting of Shareholders to be held on May 10, 2005, and at any adjournment of the Annual Meeting.

            GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHO MAY VOTE AT THE ANNUAL MEETING?

     The Board has set March 23, 2005 as the record date for the Annual Meeting. If you were the owner of Cal Dive common stock at the close of business on March 23, 2005, you may vote at the Annual Meeting. You are entitled to one vote for each share of common stock you held on the record date, including shares:

     - Held directly in your name with our transfer agent, Wells Fargo Bank Minnesota, N.A., as "shareholder of record".

     - Held for you in an account with a broker, bank or other nominee (shares held in "street name").

     - Credited to your account in the Cal Dive Stock Plan.

     Each share of our common stock has one vote on each matter to be voted on.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?

     A majority of Cal Dive's outstanding common shares as of the record date must be present at the Annual Meeting in order to hold the meeting and conduct business. This is called a quorum. On the record date, there were 38,701,679 shares of Cal Dive common stock outstanding held by approximately 8,890 beneficial owners. Shares are counted as present at the Annual Meeting if you:

     - are present and vote in person at the Annual Meeting; or

     - have properly submitted a Proxy Card.

WHAT PROPOSALS WILL BE VOTED ON AT THE ANNUAL MEETING?

     The only matters currently scheduled to be voted on at the Annual Meeting:

            PROPOSAL 1: THE ELECTION OF THREE "CLASS III" DIRECTORS

  PROPOSAL 2: AMENDMENT OF THE COMPANY'S 1997 AMENDED AND RESTATED ARTICLES OF
                 INCORPORATION AND AMENDED AND RESTATED BY-LAWS
               CONCERNING THE MINNESOTA BUSINESS COMBINATIONS ACT

             PROPOSAL 3: APPROVAL OF THE 2005 AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION

           PROPOSAL 4: APPROVAL OF THE 2005 LONG TERM INCENTIVE PLAN

HOW MANY VOTES ARE REQUIRED TO APPROVE EACH PROPOSAL?

     The election of each Director nominee requires the affirmative "FOR" vote of a majority of the shares present in person, or by proxy, at the Annual Meeting and entitled to vote on the election of Directors. The matter described in PROPOSAL 2 requires approval by the affirmative "FOR" vote of at least 90% of the outstanding stock, voting together as a single class, entitled to vote at the Annual Meeting. PROPOSALS 3 and 4, and any other proposal being voted on, requires the affirmative "FOR" vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote on that proposal.

HOW ARE VOTES COUNTED?

     You may either vote "FOR" or "WITHHOLD AUTHORITY" to vote for each nominee for the Board of Directors. You may vote "FOR," "AGAINST" or "ABSTAIN" on any other proposals. If you vote to "WITHHOLD AUTHORITY" to vote on the election of Directors, your shares will not be considered entitled to vote on the election of Directors. If you vote to "ABSTAIN" from voting on other proposals, it has the same effect as a vote against those proposals. IF YOU JUST SIGN AND SUBMIT YOUR PROXY CARD WITHOUT VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" EACH DIRECTOR NOMINEE AND "FOR" EACH OF THE OTHER PROPOSALS.

     If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote. In this situation, a "broker non-vote" occurs. Shares that constitute broker non-votes are not considered as entitled to vote on the proposal in question, thus effectively reducing the number of shares needed to approve the proposal to elect Directors. With regard to the PROPOSALS 2, 3 and 4, a broker non-vote has the same effect as a vote against that proposal.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     Cal Dive's Board recommends that you vote your shares "FOR" each of the Director nominees in PROPOSAL 1 and "FOR" each of PROPOSALS 2, 3 and 4.

HOW DO I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

     Whether you hold shares directly, in the Cal Dive Stock Plan or in street name, you may direct your vote without attending the Annual Meeting. If you are a shareholder of record or hold shares through the Cal Dive Stock Plan, you may vote directly by proxy. For shares held in street name, you may vote by submitting voting instructions to your broker or nominee.

     If you are a shareholder of record or hold stock through the Cal Dive Stock Plan, you may vote by mail by signing and dating your Proxy Card and mailing it in the envelope provided. You should sign your name exactly as it appears on the Proxy Card. If you are signing in a representative capacity (for example as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and such title or capacity. For shares held in street name, you should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the Internet. If you provide specific voting instructions in accordance with the directions provided by your broker or nominee, your shares will be voted by your broker or nominee as you have directed.

HOW DO I VOTE MY SHARES IN PERSON AT THE MEETING?

     If you are a shareholder of record or hold stock through the Cal Dive Stock Plan, to vote your shares at the meeting you should bring the enclosed Proxy Card and proof of identification. You may vote shares held in street name at the meeting only if you obtain a signed proxy from the record holder (broker or other nominee) giving you the right to vote the shares.

     Even if you plan to attend the meeting, we encourage you to vote by Proxy Card, so your vote will be counted even if you later decide not to attend the Annual Meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

     It means you hold shares registered in more than one account. To ensure that all your shares are voted, please sign and return each Proxy Card.

MAY I CHANGE MY VOTE?

     Yes, you may change your vote and revoke your proxy by:

     - Sending a written statement to that effect to the Corporate Secretary of Cal Dive;

     - Submitting a properly signed Proxy Card with a later date; or

     - Voting in person at the Annual Meeting.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     The Board of Directors currently consists of eight members and is divided into three classes of similar size. The members of each class are elected to serve a three-year term with the term of office of each class ending in successive years. Martin Ferron, Gordon F. Ahalt and Anthony Tripodo are the Directors whose terms expire at this Annual Meeting and who have been nominated for re-election to the Board to serve until the 2008 Annual Meeting or until their successors are elected and qualified. All of these nominees are currently Directors. Messrs. Ferron and Ahalt were elected to the Board of Directors by the shareholders. Mr. Tripodo was elected in 2003 by the Board of Directors as a Class III Director to serve until the 2005 Annual Meeting or until his successor is elected and qualified.

     All of the nominees have indicated a willingness to serve if elected. However, if any nominee becomes unable to serve before the election, the shares represented by proxies may be voted for a substitute designated by the Board, unless a contrary instruction is indicated on the proxy.

     THE BOARD RECOMMENDS A VOTE FOR THESE THREE NOMINEES.

     NOMINEES FOR DIRECTOR FOR THREE YEAR TERMS ENDING IN 2008 (CLASS III):


(MARTIN FERRON PHOTO)     Martin Ferron                                              Director since 1998
                          President and Chief Operating Officer                                   age 48
                          Cal Dive International, Inc.

                          Mr. Ferron has served on the Company's Board of Directors since September
                          1998. He became President in February 1999 and has served as Chief Operating
                          Officer since January 1998. Mr. Ferron has 25 years of worldwide experience in the oilfield industry, seven of which were in senior management positions with
                          McDermott Marine Construction and Oceaneering International Services Limited
                          immediately prior to his joining the Company. Mr. Ferron has a Civil
                          Engineering degree from City University, London; a Masters Degree in Marine
                          Technology from the University of Strathclyde, Glasgow; and a M.B.A. from the
                          University of Aberdeen. Mr. Ferron is also a Chartered Civil Engineer.

(GORDON F. AHALT PHOTO)   Gordon F. Ahalt                                            Director since 1990
                          Retired Consultant                                                      age 77

                          Mr. Ahalt has served on the Company's Board of Directors since July 1990.
                          Since 1982, Mr. Ahalt has been the President of GFA, Inc., a petroleum industry management and financial consulting firm. From 1977 to 1980, he was
                          President of the International Energy Bank, London, England. From 1980 to
                          1982, he served as Senior Vice President and Chief Financial Officer of
                          Ashland Oil Company. Prior thereto, he spent a number of years in executive positions with Chase Manhattan Bank. Mr. Ahalt also serves as a director of
                          Bancroft & Elsworth Convertible Funds and other private investment funds. Mr.
                          Ahalt received a B.S. Degree in Petroleum Engineering in 1951 from the
                          University of Pittsburgh.


(ANTHONY TRIPODO PHOTO)   Anthony Tripodo                                            Director since 2003
                          Managing Director                                                       age 52
                          Arch Creek Advisors LLC

                          Mr. Tripodo has served on our Board of Directors since February 2003. He is a
                          Managing Director of Arch Creek Advisors LLC, a Houston based investment banking firm. From 2002 to 2003, Mr. Tripodo was Executive Vice President of
                          Veritas DGC, Inc., an international oilfield service company specializing in geophysical services. Prior to becoming Executive Vice President, he was
                          President of Veritas DGC's North and South American Group, which consists of four operating divisions: marine acquisition, processing, exploration services and multi-client data library. From 1997 to 2001, he was Executive Vice
                          President, Chief Financial Officer and Treasurer of Veritas. Previously, Mr.
                          Tripodo served 16 years in various executive capacities with Baker Hughes, including serving as Chief Financial Officer of both the Baker Performance
                          Chemicals and the Baker Oil Tools divisions. Mr. Tripodo also serves as a director of Petroleum Geo-Services, a Norwegian based oilfield services company and Vetco International Limited, a London based oilfield services company. He graduated summa cum laude with a bachelor of arts degree from St.
                          Thomas University.

             DIRECTORS CONTINUING IN OFFICE UNTIL 2006 (CLASS II):


(T. WILLIAM PORTER, III   T. William Porter, III                                     Director since 2004
  PHOTO)                  Chairman                                                                age 63
                          Porter & Hedges, L.L.P.

                          Mr. Porter has served on our Board of Directors since March 2004. He is the
                          Chairman and a founding partner of Porter & Hedges, L.L.P., a Houston law firm formed in 1981. Mr. Porter also serves as a director of Copano Energy L.L.C., a midstream energy company with networks of natural gas gathering and intrastate transmission pipelines in the Texas Gulf Coast region, and U.S.
                          Concrete, Inc., a value-added provider of ready-mixed concrete and related products and services to the construction industry in several major markets in the United States. Mr. Porter graduated with a B.B.A. in Finance from Southern
                          Methodist University in 1963 and received his law degree from Duke University in 1966.

(WILLIAM L. TRANSIER      William L. Transier                                        Director since 2000
  PHOTO)                  Co-Chief Executive Officer                                              age 50
                          Endeavour International Corporation

                          Mr. Transier has served on our Board of Directors since October 2000. He is
                          Co-Chief Executive Officer of Endeavour International Corporation, an
                          international oil and gas exploration and production company focused on the
                          North Sea. He served as Executive Vice President and Chief Financial Officer
                          of Ocean Energy, Inc. from March 1999 to April 2003, when Ocean Energy merged with Devon Energy Corporation. From September 1998 to March 1999, Mr. Transier
                          served as Executive Vice President and Chief Financial Officer of Seagull
                          Energy Corporation when Seagull Energy merged with Ocean Energy. From May 1996 to September 1998, he served as Senior Vice President and Chief Financial
                          Officer of Seagull Energy Corporation. Prior thereto, Mr. Transier served in various roles including partner from June 1986 to April 1996 in the audit department of KPMG LLP. He graduated from the University of Texas with a
                          B.B.A. in Accounting and has a M.B.A. from Regis University. He is also a director of Reliant Resources, Inc.

              DIRECTORS CONTINUING IN OFFICE UNTIL 2007 (CLASS I):


(OWEN KRATZ PHOTO)        Owen Kratz                                                 Director since 1990
                          Chairman of the Board and Chief Executive Officer                       age 50
                          Cal Dive International, Inc.

                          Mr. Kratz is Chairman and Chief Executive Officer of Cal Dive International,
                          Inc. He was appointed Chairman in May 1998 and has served as the Company's
                          Chief Executive Officer since April 1997. Mr. Kratz served as President from
                          1993 until February 1999, and as a Director since 1990. He served as Chief
                          Operating Officer from 1990 through 1997. Mr. Kratz joined Cal Dive in 1984 and has held various offshore positions, including saturation diving supervisor, and has had management responsibility for client relations, marketing and estimating. Mr. Kratz has a Bachelor of Science degree in
                          Biology and Chemistry from State University of New York.

(BERNARD J. DUROC-DANNER  Bernard J. Duroc-Danner                                    Director since 1999
  PHOTO)                  Chairman of the Board, Chief Executive Officer and                      age 51
                          President
                          Weatherford International, Ltd.

                          Mr. Duroc-Danner has served on the Company's Board of Directors since February
                          1999. He is the Chairman of the Board, Chief Executive Officer and President
                          of Weatherford International Ltd. Prior to its merger with Weatherford
                          Enterra, Inc., Mr. Duroc-Danner was President and Chief Executive Officer of
                          EVI, Inc., where he was directly responsible for the company's 1987 start up in the oilfield service and equipment business. Mr. Duroc-Danner also serves as a director of Dresser, Inc., a provider of highly engineered equipment and services, primarily for the energy industry; and Universal Compression, a provider of rental, sales, operations, maintenance and fabrication services and products to the domestic and international natural gas industry. Mr.
                          Duroc-Danner holds a Ph.D. in economics from The Wharton School of the
                          University of Pennsylvania.

(JOHN V. LOVOI PHOTO)     John V. Lovoi                                              Director since 2003
                          Principal                                                               age 44
                          JVL Partners

                          Mr. Lovoi has served as a Director since February 2003. He is a founder of JVL
                          Partners, a private oil and gas investment partnership. Mr. Lovoi served as head of Morgan Stanley's global oil and gas investment banking practice from
                          2000 to 2002, and was a leading oilfield services and equipment research analyst for Morgan Stanley from 1995-2000. Prior to joining Morgan Stanley in
                          1995, he spent two years as a senior financial executive at Baker Hughes and four years as an energy investment banker with Credit Suisse First Boston. Mr.
                          Lovoi also serves as a director of KFX Inc., a clean energy technology company engaged in providing technology and service solutions to the power generation industry. Mr. Lovoi graduated from Texas A&M University with a bachelor of science degree in chemical engineering and received a M.B.A. from the
                          University of Texas.

                               BOARD OF DIRECTORS

BOARD OF DIRECTORS INDEPENDENCE

     The Board has affirmatively determined that the following members of the Board are "independent directors", as that term is defined under NASDAQ Rule 4200(a)(15): Messrs. Ahalt, Duroc-Danner, Lovoi, Porter, Tripodo and Transier. The non-independent, management directors are Messrs. Kratz and Ferron. Accordingly, a majority of the members of the Board of Directors are independent, as required by NASDAQ Rule 4350(c)(1).

ATTENDANCE AT THE ANNUAL MEETING OF SHAREHOLDERS

     The Company's Board of Directors holds a regular meeting immediately preceding each year's Annual Meeting of Shareholders. Therefore, members of the Company's Board of Directors generally attend the Company's Annual Meetings of Shareholders. All of the members of the Board attended the 2004 Annual Meeting of Shareholders.

COMMUNICATIONS WITH THE BOARD

     Any shareholder or other interested party wishing to send written communications to any one or more of the Company's Board of Directors may do so by sending them in care of the Corporate Secretary at the Company's principal executive offices. All such communications will be forwarded to the intended recipient(s).

SOURCES FOR NEW NOMINEES

     Messrs. Ahalt, Ferron and Tripodo are directors standing for re-election. The Company did not utilize any third party search firms to assist in identifying potential director candidates during 2004. The Corporate Secretary did not receive any recommendations of director candidates from any shareholder or group of shareholders during 2004.

                      COMMITTEES OF THE BOARD AND MEETINGS

     The following table summarizes the membership of the Board and each of its Committees as well as the number of times each met during the year ending December 31, 2004. Members were elected to these committees in May 2004 by a vote of the Board of Directors.

                                                                        CORPORATE
                                                                      GOVERNANCE AND
                                     BOARD    AUDIT    COMPENSATION     NOMINATING     EXECUTIVE
                                     ------   ------   ------------   --------------   ---------
Mr. Kratz..........................  Chair      --        --              --            Chair
Mr. Ferron.........................  Member     --        --              --             --
Mr. Ahalt..........................  Member     --      Member          Member         Member
Mr. Duroc-Danner...................  Member     --      Member          Member         Member
Mr. Lovoi..........................  Member     --      Member            --           Member
Mr. Porter.........................  Member   Member      --            Chair          Member
Mr. Transier.......................  Member   Member     Chair            --           Member
Mr. Tripodo........................  Member   Chair       --              --           Member
Number of Meetings in 2004
  Regular..........................    4        9          4              2               0
  Special..........................    4        0          0              0               0

     Each Director (other than Mr. Duroc-Danner) attended 75% or more of the total meetings of the Board and Board Committees on which such Director served (held during the period he served as a Director).

AUDIT COMMITTEE

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community and others relating to: (1) the integrity of the financial statements of the Company; (2) the compliance by the Company with applicable legal and regulatory requirements related to disclosure;
(3) the performance of the Company's internal audit function and independent registered public accounting firm; and (4) the independent registered public accounting firm's qualifications and independence. Among the duties of the Audit Committee, all of which are more specifically described in the Audit Committee Charter (attached hereto as Annex A), the Audit Committee:

     - Reviews and selects the independent registered public accounting firm.

     - Reviews the adequacy of accounting and audit principles and practices and of compliance assurance procedures and internal controls.

     - Reviews and pre-approves all non-audit services performed to maintain registered public accounting firm independence.

     - Reviews the scope of the annual audit.

     - Reviews with management and the independent registered public accounting firm the Company's annual and quarterly financial statements, including disclosures made in management's discussion and analysis and the Company's earnings press releases.

     - Meets independently with management and independent registered public accounting firm.

     - Reviews corporate compliance and disclosure systems.

     - Makes regular reports to the Board of Directors.

     - Reviews and reassesses the adequacy of its charter annually and recommends any proposed changes to the Board of Directors for approval.

     - Reviews annually the Audit Committee's own performance.

     - Produces an annual report for inclusion in the Company's Proxy Statement.

  AUDIT COMMITTEE INDEPENDENCE

     The Board has affirmatively determined that all members of the Audit
Committee: (i) are considered "independent" as defined under NASDAQ Rule 4200(a)(15) and (ii) meet the criteria for independence set forth in Exchange Act Rule 10A-3(b)(1).

  DESIGNATION OF AUDIT COMMITTEE FINANCIAL EXPERT

     The Board has determined that each of the members of the Audit Committee is financially literate and that William J. Transier and Anthony Tripodo are "audit committee financial experts," as that term is defined in the rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002.

COMPENSATION COMMITTEE

     The Compensation Committee is appointed by the Board to discharge the Board's responsibilities relating to compensation of the Company's Executive Officers. The Board of Directors has adopted a written charter for the Compensation Committee, a copy of which is available at the Company's Website www.caldive.com by clicking About Cal Dive then Corporate Governance. The Compensation Committee has overall responsibility for reviewing, evaluating and approving the Company's executive officer compensation agreements (to the extent such agreements are considered necessary or appropriate by the Compensation Committee), plans, policies and programs. The Compensation Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company's Proxy and for performing such other functions as the Board may assign to the Compensation Committee from time to time, including:

     - Review of compensation philosophy and major compensation and benefits programs for employees.

     - Oversight of the 1995 Long Term Incentive Compensation Plan, as amended; the Employee Retirement Savings Plan; and the Employee Stock Purchase Plan.

     - Commission and review compensation surveys with respect to executive officer compensation as compared to the offshore oilfield services industry and the Company's peer group.

     - Review and approval of executive officer compensation and bonuses.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

     The goal of the Corporate Governance and Nominating Committee is to take the leadership role in shaping the corporate governance and business standards of the Company's Board of Directors and the Company. The Corporate Governance and Nominating Committee consists of no fewer than three members, all of whom shall meet the independence requirements of the NASD. The members of the Corporate Governance and Nominating Committee are appointed by the Board of Directors. The Board of Directors has adopted a written charter for the Corporate Governance and Nominating Committee, a copy of which is available at the Company's Website www.caldive.com by clicking About Cal Dive then Corporate Governance.

     The Corporate Governance and Nominating Committee identifies individuals qualified to become Board members, consistent with criteria approved by the Board; oversees the organization of the Board to discharge the Board's duties and responsibilities properly and efficiently; and identifies best practices and recommends corporate governance principles, including giving proper attention and making effective responses to shareholder concerns regarding corporate governance. The responsibilities of the Corporate Governance and Nominating Committee include:

     - Identify and evaluate potential qualified director nominees and select or recommend the director nominees to the Board.

     - Monitor, and recommend the members for, each of the committees of the Board.

     - Periodically review and revise the corporate governance principles of the Company.

     - Review and reassess the adequacy of its charter annually and recommend any proposed changes to the Board for approval.

     - Perform such other duties as may be assigned by the Board from time to time.

  CONSIDERATION OF DIRECTOR NOMINEES -- SHAREHOLDER NOMINEES

     The policy of the Corporate Governance and Nominating Committee is to consider properly submitted shareholder nominations for candidates for membership on the Board as described below under "Identifying and Evaluating Nominees for Directors." In evaluating such nominations, the Corporate Governance and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth under "Director Qualifications." Any shareholder nominations proposed for consideration by the Corporate Governance and Nominating Committee should include the nominee's name and qualifications for Board membership and should be addressed to Corporate Secretary, Cal Dive International, Inc., 400 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060. In addition, the bylaws of Cal Dive permit shareholders to nominate directors for consideration at an annual shareholder meeting. Shareholders may nominate persons for election to the Board of Directors in accordance with the procedure set forth on page 29 of this Proxy Statement.

  DIRECTOR QUALIFICATIONS

     The Corporate Governance and Nominating Committee has established certain criteria that apply to Committee-recommended nominees for a position on Cal Dive's Board. Under these criteria, members of the Board should have the highest professional and personal ethics and values, consistent with Cal Dive's longstanding values and standards. They should have broad experience at the policy-making level in business and possess a familiarity with one or more of the industry segments of the Company. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all shareholders.

  IDENTIFYING AND EVALUATING NOMINEES FOR DIRECTORS

     The Corporate Governance and Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Corporate Governance and Nominating Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Corporate Governance and Nominating Committee considers various potential candidates for director. Candidates may come to the attention of the Corporate Governance and Nominating Committee through current Board members, professional search firms, shareholders or other persons. These candidates are evaluated at regular or special meetings of the Corporate Governance and Nominating Committee, and may be considered at any point during the year. As described above, the Corporate Governance and Nominating Committee considers properly submitted shareholder nominations for candidates for the Board. Following verification of the shareholder status of persons proposing candidates, recommendations are aggregated and considered by the Corporate Governance and Nominating Committee at a regularly scheduled meeting, which is generally the first or second meeting prior to the issuance of the proxy statement for Cal Dive's annual meeting. If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials are forwarded to the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee may also review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder. In evaluating such nominations, the Corporate Governance and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

EXECUTIVE COMMITTEE

     The Executive Committee assists the CEO in evaluating proposed acquisitions by Cal Dive's wholly owned subsidiary, Energy Resource Technology, Inc. ("ERT"), when approval at a regular or special Board of Directors meeting is not practical due to time constraints associated with the proposed transaction. The Executive Committee evaluates and approves, on behalf of the full Board of Directors, proposed acquisitions by ERT that are: (i) in excess of $3,000,000; or (ii) outside of the approved capital expenditures budget; and performs such other duties as may be assigned by the Board from time to time.

                             DIRECTOR COMPENSATION

     The Cal Dive International, Inc. non-employee Director compensation plan has three components: Director fees, expenses and stock options. The Directors (other than Messrs. Kratz and Ferron, who are employed by the Company) receive an annual Director's fee of $30,000 and $1,000 per Board Meeting for attending each of four regularly scheduled quarterly meetings together with any Special Board Meetings. Furthermore, each of the outside Directors receives an annual Committee retainer fee of $5,000 for each committee on which such Director serves and a fee of $2,000 ($3,000 for the Chair) for each committee meeting attended. During the year ended December 31, 2004, Directors (other than Company employees) received aggregate fees of $318,500. The Company also pays the reasonable out-of-pocket expenses incurred by each Director in connection with attending the meetings of the Board of Directors and any committee thereof.

     Effective January 1, 2005, non-employee Directors have the option of taking Board and Committee fees (but not expenses) in the form of restricted stock, pursuant to the 1995 Long Term Incentive Compensation Plan, as amended (the "1995 Plan"). An election to take fees in the form of cash or stock is made by a Director prior to the beginning of the subject fiscal year. Directors taking fees in the form of restricted stock receive an award in an amount equal to 125% of the cash equivalent at the date of the actual grant (i.e., the last business day of each fiscal quarter), which vest as to the full 100% two years after the first day of the subject fiscal year. For fiscal year 2005, Messrs. Duroc-Danner, Lovoi, Transier and Tripodo have elected to take Board and Committee fees in the form of restricted stock.

     Pursuant to the 1995 Plan, each non-employee Director receives at approximately the time he or she joins the Board options to purchase 44,000 shares of the common stock of the Company at an exercise price equal to the fair market value of the common stock on the date of grant. In addition, after each five years of service on the Board, non-employee Directors receive additional options to purchase 44,000 shares of the common stock of the Company at an exercise price equal to the fair market value of the common stock on the date of grant. As with other Company options, these vest equally over five years and expire on their tenth anniversary. As of March 23, 2005, options for 44,000 shares were outstanding to each of Gordon F. Ahalt, Bernard J. Duroc-Danner, John V. Lovoi, and T. William Porter; options for 8,800 shares were outstanding to William L. Transier; and options for 33,000 shares were outstanding for Anthony Tripodo.

                              CERTAIN TRANSACTIONS

     In April 2000, ERT acquired a 20% working interest in Gunnison, a Deepwater Gulf of Mexico prospect of Kerr-McGee Oil & Gas Corp. Financing for the exploratory costs of approximately $20 million was provided by an investment partnership (OKCD Investments, Ltd. or "OKCD"), the investors of which include current and former CDI senior management, in exchange for a revenue interest that is an overriding royalty interest of 25% of CDI's 20% working interest. Production began in December 2003. Payments to OKCD from ERT totaled $20.3 million in the year ended December 31, 2004. The Company's Chief Executive Officer, as a Class A limited partner of OKCD, personally owns approximately 57% of the partnership. Other executive officers of the Company own approximately 6% combined of the partnership. OKCD has also awarded Class B limited partnership interests to key CDI employees.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Ernst & Young LLP has served as the Company's independent registered public accounting firm providing auditing and financial services since registering in 2004. Prior to that time, the firm served as independent auditors since their engagement in fiscal 2002. The firm will continue to provide such services during fiscal 2005. We expect that representatives of Ernst & Young LLP will be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEE INFORMATION

     Fees for professional services (in thousands) provided by our independent registered public accounting firm in each of the last two fiscal years in each of the following categories are:

                                                               2004    2003
                                                              ------   ----
Audit Fees(1)...............................................  $1,306   $543
Audit-Related Fees(2).......................................       3     89
Tax Fees(3).................................................      17     42
All Other Fees..............................................     -0-    -0-
                                                              ------   ----
Total.......................................................  $1,326   $674

---------------

(1) Fees related to the audit of the Company's 2003 and 2004 consolidated financial statements, 2004 audit of internal controls over financial reporting, and the review of the Company's interim financial statements included in its quarterly reports on Form 10-Q.

(2) Audit-related fees included consultations concerning financial accounting and reporting matters not required by statute or regulation.

(3) Fees primarily related to statutory tax returns in the United Kingdom and Singapore and tax planning, including transfer pricing strategies.

     The Audit Committee concluded that the foregoing non-audit services and non-audit-related services did not adversely affect the independence of Ernst & Young LLP.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

     The Audit Committee has adopted procedures for pre-approving certain audit and permissible non-audit services provided by the independent registered public accounting firm. These procedures include reviewing a budget for audit and permissible non-audit services. The budget includes a description of, and a budgeted amount for, particular categories of audit and permissible non-audit services that are recurring in nature and therefore anticipated at the time the budget is submitted. Audit Committee approval is required to exceed the budget amount for a particular category of audit and permissible non-audit services and to engage the independent registered public accounting firm for any audit and permissible non-audit services not included in the budget. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the Securities and Exchange Commission rules on auditor independence. The Audit Committee may delegate pre-approval authority to the Chairman of the Audit Committee. The Audit Committee periodically monitors the services rendered and actual fees paid to the independent registered public accounting firms to ensure that such services are within the parameters approved by the Audit Committee. None of the fees were for services approved by the Audit Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

                         REPORT OF THE AUDIT COMMITTEE

     Management is responsible for the Company's internal controls, financial reporting process and compliance with laws, regulations and ethical business standards. The independent registered public accounting firm is responsible for performing an independent audit of the Company's financial statements in accordance with standards of the Public Company Accounting Oversight Board (U.S.) and issuing a report thereon. The primary purpose of the Audit Committee is to assist the Board in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to: (1) the integrity of the financial statements of the Company; (2) the compliance by the Company with legal and regulatory requirements; (3) the performance of the Company's internal audit function and independent registered public accounting firm; and (4) the independent registered public accounting firm's qualifications and independence. Its duties are more specifically described in the Audit Committee Charter and generally include those described on page 8 hereof.

     The Audit Committee is the principal liaison between the Board of Directors and the independent registered public accounting firm for the Company. The functions of the Audit Committee are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm and are in no way designed to supersede or alter the traditional responsibilities of the Company's management and independent registered public accounting firm. The Audit Committee's role does not provide any special assurances with regard to the Company's financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent registered public accounting firm. The Audit Committee is composed of three non-employee Directors: Mr. Tripodo (Chairman), Mr. Porter and Mr. Transier. All members of the Company's Audit Committee are independent (as independence is defined in Rule 4200(a)(15) of the NASD listing standards). The Board of Directors has adopted an amended written charter for the Audit Committee, a copy of which is attached as Annex A to this Proxy as well as being made available at the Company's Website www.caldive.com under Corporate Governance. During the fiscal year ended December 31, 2004, the Audit Committee conducted nine meetings.

     In connection with the December 31, 2004 financial statements, the Audit
Committee: (1) reviewed and discussed the audited financial statements with management and the independent registered public accounting firm; (2) discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented; (3) received written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Statement No. 1 and has discussed with the independent registered public accounting firm their independence; and (4) has discussed with the independent registered public accounting firm (in Executive session outside of the presence of management) the audited financial statements and the independent registered public accounting firm's independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

                                            AUDIT COMMITTEE
                                            Anthony Tripodo (Chairman)
                                            T. William Porter
                                            William L. Transier

                          SHARE OWNERSHIP INFORMATION

     FIVE PERCENT OWNERS. The following table sets forth information as to the only persons (or entities) known by us to have beneficial ownership, as of December 31, 2004, of more than 5% of the outstanding shares of Company common stock, other than Owen Kratz whose beneficial ownership is disclosed below under "Management Shareholdings." As of March 23, 2005, we had 38,701,679 shares outstanding. The information set forth below has been determined in accordance with Rule 13d-3 under the Exchange Act on the basis of the most recent information filed with the Securities and Exchange Commission and furnished to us by the person listed. To our knowledge, except as otherwise indicated below, all shares shown as beneficially owned are held with sole voting power and sole dispositive power.

                                                                 SHARES      PERCENT OF
                                                              BENEFICIALLY     COMMON
NAME AND ADDRESS                                                 OWNED         SHARES
----------------                                              ------------   ----------
Neuberger Berman, LLC(1)....................................   2,643,247        6.83%
  605 Third Avenue
  New York, New York 10158

---------------

(1) Based on a Schedule 13G/A filed on February 13, 2004, Neuberger Berman, Inc. has sole voting power with respect to 144,531 of these shares, shared voting power with respect to 1,824,600 of these shares and shared dispositive power with respect to all of these shares. The remaining balance of 674,116 shares included in the table are for individual client accounts over which Neuberger Berman, LLC has shared dispositive power but no power to vote. Neuberger Berman, LLC, a wholly owned subsidiary of Neuberger Berman, Inc. and an investment advisor and broker/dealer with discretion, is deemed to be a beneficial owner for purpose of Rule 13(d) since it has shared power to make decisions whether to retain or dispose, and in some cases the sole power to vote, the securities of many unrelated clients. Neuberger Berman, LLC does not, however, have any economic interest in the securities of those clients. The clients are the actual owners of the securities and have the sole right to receive and the power to direct the receipt of dividends from or proceeds from the sale of such securities. With regard to the 1,824,600 shares with respect to which there is shared voting power, Neuberger Berman, LLC and Neuberger Berman Management Inc., a wholly-owned subsidiary of Neuberger Berman, Inc. and an investment advisor to a series of public mutual funds, are deemed to be beneficial owners for purposes of Rule 13(d) since they both have shared power to make decisions whether to retain or dispose and vote the securities. Neuberger Berman, LLC and Neuberger Berman Management Inc. serve as sub-adviser and investment manager, respectively, of Neuberger Berman's various Mutual Funds which hold such shares in the ordinary course of their business and not with the purpose nor with the effect of changing or influencing the control of the issuer.

     MANAGEMENT SHAREHOLDINGS. The following table shows the number of shares of our common stock beneficially owned as of March 23, 2005 by our Directors and five highest paid executive officers identified in the Summary Compensation Table below ("Named Executive Officers"), and all Directors and executive officers as a group.

                                                                                 OF SHARES BENEFICIALLY
                                                                                 OWNED, AMOUNT THAT MAY
                                                     AMOUNT AND NATURE OF      BE ACQUIRED WITHIN 60 DAYS
NAME OF BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP(1)(2)       BY OPTION EXERCISE
------------------------                          --------------------------   --------------------------
Owen Kratz(3)...................................          2,961,249                      362,532
Martin R. Ferron(4).............................            108,433                        7,208
A. Wade Pursell(5)..............................             54,896                       30,586
James Lewis Connor, III.........................              9,489                          -0-
Lloyd A. Hajdik.................................              2,272                          -0-
Gordon F. Ahalt.................................             55,200                       35,200
Bernard Duroc-Danner............................              8,800                        8,800
John V. Lovoi...................................             19,350                       17,600
T. William Porter...............................              8,800                        8,800
William L. Transier.............................              2,000                          -0-
Anthony Tripodo.................................              8,100                        6,600

---------------

(1) Only one Director or executive officer, Owen Kratz, beneficially owns more than 1% of the shares outstanding. Mr. Kratz owns approximately 7.65% of the outstanding shares. Our Directors and executive officers as a group beneficially own 3,238,426 shares (including shares that are not outstanding but are deemed beneficially owned because of the right to acquire them pursuant to options exercisable within 60 days), which represents approximately 8.37% of the shares outstanding.

(2) Amounts include the shares shown in the last column, which are not currently outstanding but are deemed beneficially owned because of the right to acquire them pursuant to options exercisable within 60 days of the date of this Proxy (i.e., on or before June 12, 2005). With respect to employees other than Mr. Kratz, amounts include shares held through the Company's Employee Stock Purchase Plan.

(3) Mr. Kratz disclaims beneficial ownership of 500,000 shares included in the above table, which are held by Joss Investments Limited Partnership, an entity of which he is a General Partner.

(4) Mr. Ferron disclaims beneficial ownership of 56,394 shares included in the above table, which are held by the Uncle John Limited Partnership, a family limited partnership of which he is a General Partner.

(5) Mr. Pursell disclaims beneficial ownership of 7,500 shares included in the above table, which are held by the WT Kona Redbird Limited Partnership, a family limited partnership of which he is a General Partner.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC and the Nasdaq National Market reports of ownership and changes in ownership of the Company's common stock. Directors, executive officers and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the Company, all reports required to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on our common stock for the period since December 31, 1999 to the cumulative total shareholder return for (i) all U.S. stocks quoted on the NASDAQ Stock Market as measured by the NASDAQ Composite Index ("NASDAQ"), assuming the reinvestment of dividends; (ii) the Philadelphia Oil Service Sector index ("OSX"), a price-weighted index of leading oil service companies, assuming the reinvestment of dividends; and (iii) a peer group selected by us (the "Peer Group") consisting of the following companies, each of which is in the offshore construction business or the offshore oil and gas subsea support service business, or both businesses: Technip-Coflexip, Global Industries, Ltd., Horizon Offshore, Inc., Oceaneering International, Inc., Stolt Offshore S.A., McDermott International, Inc. and Torch Offshore Inc. The returns of each member of the Peer Group have been weighted according to each individual company's equity market capitalization as of December 31, 2004 and have been adjusted for the reinvestment of any dividends. We believe that the members of the Peer Group provide services and products more comparable to us than those companies included in the OSX. The graph assumes $100 was invested on December 31, 1999 in the Company's common stock at the closing price on that date price and on December 31, 1999 in the three indices presented. The Company paid no dividends during the period presented. The cumulative total percentage returns for the period presented were as follows: Company Common Stock -- 146.0%; the Peer
Group -- 73.6%; the OSX -- 47.3%; and the NASDAQ Composite Index -- (45.1%). These results are not necessarily indicative of future performance.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                   AMONG CAL DIVE, NASDAQ, PEER GROUP AND OSX

                              (PERFORMANCE GRAPH)

--------------------------------------------------------------------------------------------------
                       12/31/1999   12/31/2000   12/31/2001   12/31/2002   12/31/2003   12/31/2004
--------------------------------------------------------------------------------------------------
 Cal Dive...........     $100.0       $160.8       $149.0       $141.9       $145.6       $246.0
 Peer Group Index...      100.0        135.8        125.8         71.7        107.6        173.6
 Oil Service
  Index.............      100.0        145.8        102.6        102.8        111.8        147.3
 NASDAQ.............      100.0         60.9         48.3         33.4         49.9         54.9

     Source: Bloomberg

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Compensation Committee of the Board of Directors of the Company was, during fiscal 2004, an officer or employee of the Company or any of its subsidiaries, or was formerly an officer of the Company or any of its subsidiaries, or had any relationships requiring disclosure by the Company under
Item 404 of Regulation S-K.

     During fiscal 2004, no executive officer of the Company served as (i) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Compensation Committee of the Board of Directors, (ii) a director of another entity, one of whose executive officers served on the Compensation Committee, or (iii) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a Director of the Company.

                    REPORT OF THE COMPENSATION COMMITTEE ON
                       FISCAL 2004 EXECUTIVE COMPENSATION

OVERVIEW

     The Compensation Committee of the Board of Directors (the "Committee") is composed of Messrs. Transier (Chair), Ahalt, Duroc-Danner and Lovoi. The Committee is responsible for establishing the compensation policies and administering the compensation programs for Cal Dive's executive officers and administers the grant of stock-based awards under the Company's 1995 Long Term Incentive Compensation Plan, as amended (the "1995 Plan"). The Committee periodically reviews peer group compensation and engages independent compensation consultants to assist them in this process. In carrying out its duties, the Committee intends to make all reasonable attempts to comply with the requirements to exempt executive compensation from the $1 million deduction limitation under Section 162(m) of the Internal Revenue Code, unless the Committee determines that such compliance in given circumstances would not be in the best interests of Cal Dive and its shareholders.

COMPENSATION PHILOSOPHY

     The compensation program for executive officers is designed to:

     - provide a competitive total compensation package that enables the Company to hire, develop, reward and retain key executives.

     - tie executive compensation and bonuses to the Company's annual business objectives, strategies and shareholder value. The Company's compensation philosophy is also intended to reward individual initiative and achievement, and to assure that the amount and nature of executive compensation is reasonably commensurate with the Company's financial condition, results of operations and Common Stock performance.

     Base Salary. The Committee annually reviews and approves the base salaries of executive officers, taking into consideration management's recommendations regarding individual performance, retention, the level of responsibility, the scope and complexity of the position and competitive practice.

     Annual Incentive Bonus. Executive officers of the Company are eligible for annual incentives under the Company's 2005 Compensation Plan. In order to link a portion of executive compensation to Company performance, the Committee determined a bonus plan under which each executive officer could earn an annual bonus calculated on the basis of individual performance objectives together with departmental and Company profit-sharing criteria based on the attainment of pre-established revenue and profit goals by the Company as a whole. The exact amount of the bonus paid to the executive officers is determined by the Compensation Committee.

     Long Term Incentive. Another element of the Committee's performance-based compensation philosophy is the 1995 Plan. The purpose of the 1995 Plan is to link the interests of management to the interests of shareholders and focus on intermediate and long term results. Stock option grants and restricted stock grants are made at 100% of the market value of the stock on the date of the award. Stock option grants are not exercisable during the first year after the award and are exercisable thereafter under a vesting schedule selected by the Committee that specifies the number of the options becoming exercisable each year throughout the schedule. Restricted stock grants likewise vest under a vesting schedule selected by the Committee that specifies the number of the shares that vest each year throughout the schedule. The Committee has made a limited delegation of option award authority to the CEO for the purpose of awarding options or restricted shares to newly hired officers/key employees of the Company. The size of the grant (whether an option or restricted stock) is determined subjectively, generally in approximate proportion to the employee's level of responsibility and experience.

     Compensation of Chief Executive Officer. The CEO's compensation consists of base salary, annual incentives and long term incentives, all of which are reviewed and determined annually by the Committee. Pay levels and opportunity are established by the Committee in the same manner as for other executive officers described above. The Company and Mr. Kratz entered into a multi-year employment agreement (the "Kratz Employment Agreement") effective February 28, 1999. Mr. Kratz is entitled to participate in all profit sharing, incentive, bonus and other employee benefit plans made available to the Company's executive officers, but does not have the right to cause the Company to purchase his shares. The Kratz Employment Agreement contains the same "Good Cause" and "Change of Control" provisions as described under "Executive
Compensation -- Summary of Employment Contracts".

     During 2000, the Board of Directors approved a "Stock Option in Lieu of Salary Program" for Mr. Kratz. Under the terms of the program, Mr. Kratz may annually elect to receive non-qualified stock options (with an exercise price equal to the closing stock price on the date of grant) in lieu of cash compensation with respect to his base salary and any bonus earned under the annual incentive compensation program. The number of shares granted is determined utilizing the Black Scholes valuation model as of the date of grant with a risk premium included. Mr. Kratz made such an election for 2002 resulting in a total of 105,000 shares granted during 2002 (none of which related to a bonus caused under the Annual Incentive Compensation program) at an option exercise price of $21.83 per share. For 2003 through 2005, Mr. Kratz has elected to take his salary and bonus (if any) in cash, rather than receiving non-qualified stock options.

     At the end of Mr. Kratz's employment with the Company, the Company may, in its sole discretion under the Kratz Employment Agreement, elect to trigger a non-competition covenant pursuant to which Mr. Kratz will be prohibited from competing with the Company in various geographic areas for a period of up to five years. The amount of the non-competition payment to Mr. Kratz under the Kratz Employment Agreement will be his then base salary plus insurance benefits for the non-competition period.

CONCLUSION

     Consistent with its compensation philosophy, the Committee believes the executive officer compensation program provides incentive to attain strong financial performance and is strongly aligned with shareholder interests. The Committee believes that Cal Dive's compensation program directs the efforts of Cal Dive's executive officers toward the continued achievement of growth and profitability for the benefit of the Company's shareholders.

                                            COMPENSATION COMMITTEE:

                                            William L. Transier, Chair
                                            Gordon F. Ahalt
                                            Bernard J. Duroc-Danner
                                            John V. Lovoi

                             EXECUTIVE COMPENSATION

     The following table provides a summary of the cash and non-cash compensation for each of the last three years ended December 31, 2004 for each of (i) the chief executive officer and (ii) each of the four most highly compensated executive officers of the Company during 2004 other than the chief executive officer.

                           SUMMARY COMPENSATION TABLE

                                                                       LONG TERM
                                                                      COMPENSATION
                                                                       SECURITIES
                                          ANNUAL COMPENSATION(1)       UNDERLYING
                                        ---------------------------     OPTIONS         ALL OTHER
NAME AND PRINCIPAL POSITION             YEAR    SALARY     BONUS(2)     (NUMBER)     COMPENSATION(3)
---------------------------             ----   --------    --------   ------------   ---------------
Owen Kratz............................  2004   $350,000    $467,608      33,500          $5,125
  Chairman and                          2003    335,416     123,750      39,579           5,000
  Chief Executive Officer               2002         --(4)       --(4)   105,000(4)          --
Martin R. Ferron......................  2004    250,000     209,394      21,900           5,125
  President and                         2003    239,583      63,800      14,146           5,000
  Chief Operating Officer               2002    189,583          --          --           5,000
A. Wade Pursell.......................  2004    200,000     164,248      13,400           5,125
  Senior Vice President and             2003    193,750      45,500      12,265           4,844
  Chief Financial Officer               2002    161,667          --          --           5,000
James Lewis Connor, III...............  2004    171,000     128,489      11,700           5,125
  Senior Vice President and             2003    133,752     122,582          --           4,601
  General Counsel                       2002    115,000      50,352      30,000           5,000
Lloyd A. Hajdik(5)....................  2004    140,000      80,000          --           3,800
  Vice President -- Corporate
  Controller                            2003     11,667          --      10,000              --
  and Chief Accounting Officer          2002        N/A         N/A         N/A             N/A

---------------

(1) The Bonus reflected in a fiscal year is based on that year's performance.

(2) In 2004, the Named Executive Officers were eligible for annual incentives, based on achievement of certain individual performance criteria and corporate profit-sharing incentives, under the Compensation Committee approved Senior Management Compensation Plan. The actual bonus payments to the Named Executive Officers consisted of bonuses based on individual performance objectives together with departmental and Company criteria based on the attainment of pre-established revenue and profit goals by the Company as a whole. In 2005, the annual bonus for Named Executive Officers is payable based on individual performance objectives together with departmental and Company criteria based on the attainment of pre-established revenue and profit goals by the Company as a whole. The exact amount of the bonus paid to the Named Executive Officers is determined by the Compensation Committee.

(3) Consists of matching contributions by the Company through its 401(k) Plan. The Company's Retirement Plan is a 401(k) retirement savings plan under which the Company currently matches 50% of employees' pre-tax contributions up to 5% of salary (including bonus) subject to contribution limits.

(4) In 2002, Mr. Kratz elected to receive non-qualified stock options (with an exercise price equal to the closing stock price on the date of grant) in lieu of his base salary and bonus earned under our "Stock Option in Lieu of Salary Program." Mr. Kratz's election for 2002, resulted in a total of 105,000 shares being granted during 2002 (none of which related to bonus earned under the 2002 annual incentive compensation program). For 2003 and 2004, Mr. Kratz has elected to take his salary and bonus (if any) in cash, rather than receiving non-qualified stock options.

(5) Mr. Hajdik started with the Company on December 1, 2003.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information with respect to all stock options granted in 2004 by the Company to each of the Named Executive Officers.

                                       NUMBER OF     % OF TOTAL
                                       SECURITIES     OPTIONS      EXERCISE                 GRANT DATE
                                       UNDERLYING    GRANTED TO     OR BASE                  PRESENT
                                        OPTIONS     EMPLOYEES IN     PRICE     EXPIRATION    VALUE(2)
NAME                                   GRANTED(1)   FISCAL YEAR    ($/SHARE)      DATE      (DOLLARS)
----                                   ----------   ------------   ---------   ----------   ----------
Owen Kratz...........................    33,500        41.61%       $24.36     2/25/2014     $565,882
Martin Ferron........................    21,900        27.20%       $24.36     2/25/2014     $369,935
A. Wade Pursell......................    13,400        16.65%       $24.36     2/25/2014     $226,353
James Lewis Connor, III..............    11,700        14.54%       $24.36     2/25/2014     $197,636
Lloyd A. Hajdik......................       -0-            0%           --           N/A           --

---------------

(1) The ten-year stock options granted in 2004 by the Company vest ratably over five years beginning one year following the date of grant. Such stock options will, however, become immediately exercisable in their entirety upon the occurrence of certain events specified in the 1995 Long Term Incentive Compensation Plan, as amended.

(2) The Black-Scholes option pricing model was used to determine the grant date present value of the stock options granted in 2004 by the Company. Under the Black-Scholes option pricing model, the grant date present value of the stock option referred to in the table was calculated to be $16.89. The following facts and assumptions were used in making such calculation: (a) an unadjusted exercise price of $24.36; (ii) a fair market value of $24.36 for one share of Company common stock on the date of grant; (iii) no dividend yield; (iv) a stock option term of ten years; (v) a stock volatility of 56%, based on an analysis of weekly closing stock prices of shares the Company since going public in July, 1997 and of the Company's peer group common stock for the three years preceding the date of grant; and (vi) an assumed risk-free interest rate of 4.0%, which approximates to the yield on a ten-year treasury note on the date of grant. No other discounts or restrictions related to vesting or the likelihood of vesting of stock options were applied. The resulting grant date present value was multiplied by the total number of stock options granted to determine the total grant date present value of such stock options granted.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

                                                          NUMBER OF SECURITIES           DOLLAR VALUE OF
                                                               UNDERLYING                  UNEXERCISED
                             NUMBER OF        DOLLAR       UNEXERCISED OPTIONS        IN-THE-MONEY OPTIONS
                          SHARES ACQUIRED     VALUE          FISCAL YEAR-END           AT FISCAL YEAR-END
NAME                        ON EXERCISE      REALIZED   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                      ---------------    --------   -------------------------   -------------------------
Owen Kratz..............          --               --     407,916/65,163             $7,741,748/$1,249,134
Martin R. Ferron........       2,830         $ 16,046      24,000/41,216               $510,000/$779,138
A. Wade Pursell.........      20,600         $281,138      27,853/29,212               $572,061/$563,319
James Lewis Connor,
  III...................      15,333         $150,829        --/35,700                    --/$737,763
Lloyd A. Hajdik.........          --               --       2,000/8,000                $39,140/$156,560

SUMMARY OF EMPLOYMENT CONTRACTS

     All of our Named Executive Officers, other than Mr. Hajdik, have entered into employment agreements with the Company. Each of Messrs. Ferron, Pursell and Connor's employment contracts have similar terms involving salary, bonus and benefits (with amounts that vary due to their responsibilities), but none of them have the right to cause the Company to purchase his shares. Mr. Kratz's contract is described under "Report of the Compensation Committee for Fiscal Year 2004 Executive Compensation".

     Each of the executive employment agreements provide, among other things, that if we pay specific amounts, then until the later of February 28, 2005 or the first or second anniversary date of termination of the executive's employment with us (depending on the event of termination), the executive shall not, directly or indirectly either for himself or any other individual or entity, participate in any business which engages or which proposes to engage in the business of providing diving services in the Gulf of Mexico or any other business actively engaged in by us on the date of termination of employment, so long as we continue to make payments to such executive, including his base salary and insurance benefits received by senior executives of the Company. We also entered into employment agreements with the some of our other senior officers substantially similar to the above agreements.

     If a Named Executive Officer, other than Mr. Hajdik, terminates his employment for "Good Cause" or is terminated without cause during the two year period following a "Change of Control," we would (a) make a lump sum payment to him of two times the sum of the annual base salary and annual bonus paid to the officer with respect to the most recently completed fiscal year, (b) all options held by such officer under the CDI 1995 Long Term Incentive Plan would vest, and
(c) he would continue to receive welfare plan and other benefits for a period of two years or as long as such plan or benefits allow. For the purposes of the employment agreements, "Good Cause" includes both that (a) the CEO or COO shall cease employment with us and (b) one of the following: (i) a material change in the officer's position, authority, duties or responsibilities, (ii) changes in the office or location at which he is based without his consent (such consent not to be unreasonably withheld), or (iii) certain breaches of the agreement. Each agreement also provides for payments to officers as part of any "Change of Control." A "Change of Control" for purposes of the agreements would occur if a person or group becomes the beneficial owner, directly or indirectly, of securities of the Company representing forty-five percent (45%) or more of the combined voting power of the Company's then outstanding securities. The agreements provided that if any payment to one of the covered officers will be subject to any excise tax under Code Section 4999, a "gross-up" payment would be made to place the officer in the same net after-tax position as would have been the case if no excise tax had been payable.

  PROPOSAL 2: AMENDMENT TO THE COMPANY'S 1997 AMENDED AND RESTATED ARTICLES OF
   INCORPORATION AND AMENDED AND RESTATED BY-LAWS TO REMOVE THE EXCLUSION OF COFLEXIP AND ITS AFFILIATES FROM THE APPLICATION OF MINNESOTA STATUES SECTION
                    302A.673 (THE BUSINESS COMBINATION ACT)

     The Board of Directors has recommended that the Company's 1997 Amended and Restated Articles of Incorporation (the "Existing Articles") be amended to remove the second sentence of Article XII, which reads "The Corporation and its shareholders also hereby expressly elect that Minnesota Statutes sec.sec. 302A.673, as now in effect or as hereafter amended from time to time, the Business Combinations Act, shall not apply to any Business Combination (as in such statute defined) involving Coflexip, a French corporation, Coflexip Stena Offshore USA Holdings Inc., a Delaware corporation, or any company affiliated with either of them." Please see Annex B hereto which sets forth the 2005 Amended and Restated Articles of Incorporation highlighting the changes made from the Existing Articles, including the amendment described in this PROPOSAL 2.

     The last sentence of Article 8 of the Company's Amended and Restated By-Laws (the "Existing By-Laws") currently provides "The Board shall not amend or repeal a By-Law fixing a quorum for meetings of Shareholders, prohibiting the taking of Shareholder action without a meeting, prohibiting Shareholders from calling a special meeting, fixing the number, election and term of Directors, or for the removal of Directors, or removing the provisions relating to the Corporation electing not to be governed by the provisions of Minnesota Statutes
Section 302A.671 (Control Share Acquisition Act) or Minnesota Statutes Section 302A.673 (the Business Combinations Act) AS SUCH LATTER SECTION RELATES TO COFLEXIP, COFLEXIP STENA OFFSHORE USA HOLDINGS INC., A DELAWARE CORPORATION, OR ANY COMPANY AFFILIATED WITH EITHER OF THEM, contained in Article XII of the Articles of Incorporation of the Corporation, as amended." If this proposal is approved, the highlighted portion of the last sentence of Section 8 will be deleted from the Company's Second Amended and Restated By-Laws.

     Generally, the Minnesota statute provides that an issuing public corporation may not engage in certain business combinations with any person that acquires beneficial ownership of ten percent or more of the voting stock of that corporation (i.e., an interested shareholder) for a period of four years following the date that the person became a ten percent shareholder (the share acquisition date) unless, prior to that share acquisition date, a committee of the corporation's disinterested Directors approve either the business combination or the acquisition of shares. The Existing Articles exempt Coflexip and its affiliates from the application of such statute. As amended, Coflexip would be subject to the same prohibitions as any other potential shareholder.

     Neither Coflexip nor any of its affiliates own any shares of the Company's Common Stock at this time and therefore the exclusion of Coflexip from the application of the Business Combination Act (Minnesota Statutes sec.sec. 302A.673) is no longer necessary or in the best interest of the Company's shareholders.

     The Existing Articles require that any amendment to the Articles of Incorporation or By-Laws relating to the Business Combination Act must receive the affirmative vote of the holders of at least 90% of the voting power of the then outstanding shares of voting stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1997 AMENDED AND RESTATED ARTICLES OF INCORPORATION AND AMENDED AND RESTATED BY-LAWS TO REMOVE THE EXCLUSION OF COFLEXIP AND ITS AFFILIATES FROM THE APPLICATION OF MINNESOTA STATUES SECTION 302A.673 (THE BUSINESS COMBINATION
ACT).

             PROPOSAL 3: APPROVAL OF THE 2005 AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION

     In addition to the amendment set forth in PROPOSAL 2, the Board of Directors has recommended the adoption of the 2005 Amended and Restated Articles of Incorporation (the "New Articles"), which modifies the Existing Articles. Prior to May 2002, the Company had a large shareholder, Coflexip, who owned almost 25% of the Company's then outstanding shares of Common Stock and who required that certain provisions be included in the Company's articles of incorporation and By-Laws in connection with such shareholder's investment in the Company. Because such shareholder no longer owns any shares of the Company's capital stock, those provisions no longer need to be included in the Company's articles of incorporation or By-Laws. In addition, the Company wishes to make other substantive and ministerial modifications to the Existing Articles as explained below. A copy of the New Articles, marked to show the changes made from the Existing Articles, is attached to this Proxy Statement as Annex B.

     The New Articles include the following modifications:

          (i) In Article IV, the address of the Company's registered office has been updated to reflect the current address.

          (ii) In Article V, subsection B., the Company has added a reference to the existence of the series of Cumulative Convertible Preferred Stock to be certain that there is no impact on such series of preferred stock as a result of the adoption of the New Articles.

          (iii) In Article V, subsection H, the reference to shares held in treasury has been removed to conform with Minnesota law.

          (iv) In Article VI, subsection C., the language regarding advance written consent by directors has been modified to conform to the language contained in the Company's By-Laws.

          (v) Article VIII has been revised to delete the introductory clause which referred to the 1997 Amended and Restated Shareholders Agreement dated as of April 11, 1997 (the "Shareholders Agreement") which ceased to be of effect upon the termination of Coflexip's ownership of shares of the Company's Common Stock.

          (vi) Article X has been revised to allow for directors to consent to an action in lieu of a meeting by signing a written action collectively, or individually in counterparts, or consenting to such action by an authentic electronic transmission. The modification is intended to allow directors to express their consent to an action via electronic mail in addition to physically signing a written consent thus making it easier for the Company to facilitate the taking of director action without a meeting.

          (vii) The modifications in Article XI are ministerial and are largely intended to conform the language to reflect other modifications to the New Articles described in this Proxy Statement.

          (viii) The second sentence of Article XII has been removed, subject to shareholder approval of PROPOSAL 2.

     In the event that PROPOSAL 2 does not receive the requisite vote for approval then the corresponding change to the New Articles will be omitted from the final form thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2005 AMENDED AND RESTATED ARTICLES OF INCORPORATION.

            PROPOSAL 4: ADOPTION OF THE CAL DIVE INTERNATIONAL, INC.
                         2005 LONG TERM INCENTIVE PLAN

     On March 10, 2005, the Board adopted the Cal Dive International, Inc. 2005 Long Term Incentive Plan (the "2005 Plan") and reserved 3,000,000 shares of Common Stock for issuance thereunder, subject to shareholder approval. The 2005 Plan permits the grant of nonqualified stock options, restricted stock and restricted stock units. Upon shareholder approval of the 2005 Plan, no further grants will be made under the 1995 Long Term Incentive Plan, which expires this year.

     At the Annual Meeting, shareholders are being asked to approve the 2005 Plan and the reservation of shares thereunder.

SUMMARY OF THE 2005 PLAN

     The full text of the 2005 Plan is set forth as Appendix D hereto, and you are urged to refer to it for a complete description of the proposed 2005 Plan.

     The summary of the principal features of the 2005 Plan which follows is qualified entirely by such reference.

     Purpose. The 2005 Plan is intended to provide incentives to certain corporate directors, officers and other employees of the Company and its affiliates by enabling them to acquire shares of Common Stock and to receive other compensation based on the increase in value of the Common Stock or certain other performance measures. The 2005 Plan is also intended to advance the best interests of the Company and its shareholders by providing those persons who have substantial responsibility for the management and growth of the Company and its affiliates with additional performance incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment with the Company and its affiliates.

     Term. If approved by the shareholders, the 2005 Plan will be effective as of May 10, 2005. No awards may be issued under the Plan on or after May 1, 2015, or such earlier date as the Plan may be terminated by the Board.

     Administration. The Compensation Committee (or a subcommittee composed of at least two of its members) or, in the absence thereof, the Board shall administer awards it issues under the 2005 Plan and the Chief Executive Officer of the Company shall administer options granted by him under the 2005 Plan (the "Plan Committee"). In administering the 2005 Plan, the Plan Committee shall have the full power with respect to awards issued by it to:

     - determine the persons to whom and the time or times at which awards will be made;

     - determine the number and exercise price of shares of Common Stock covered in each award, subject to the terms and provisions of the 2005 Plan;

     - determine the terms, provisions and conditions of each award, which need not be identical and need not match the default terms set forth in the 2005 Plan;

     - accelerate the time at which any outstanding award will vest;

     - prescribe, amend and rescind rules and regulations relating to administration of the 2005 Plan; and

     - make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the 2005 Plan.

     All determinations and decisions made by the Plan Committee pursuant to the provisions of the 2005 Plan and all related orders and resolutions of the Plan Committee shall be final, conclusive and binding on all persons, including the Company, its shareholders, employees, holders and the estates and beneficiaries of employees and holders.

     Eligibility. Directors of the Company, common law employees of the Company and its affiliates and person who agree to become common law employees of the Company or any of its affiliates and are expected to become such within six (6) months from the date of a determination made for purposes of the 2005 Plan, will be eligible to receive awards under the 2005 Plan.

     Maximum Shares Available. The maximum amount of Common Stock which may be issued under the 2005 Plan may not exceed 3,000,000 shares, in the aggregate. The aggregate number of shares of Common Stock with respect to which options may be granted under the Plan is 1,000,000. The aggregate number of shares of Common Stock with respect to which restricted stock awards or restricted stock unit awards may be granted under the Plan is 2,000,000. The maximum number of shares of Common Stock with respect to which options may be granted to an employee or Director during a fiscal year is 88,000. The maximum number of shares of Common Stock with respect to which restricted stock awards may be granted to an employee or Director during a fiscal year is 44,000. The maximum number of shares of Common Stock with respect to which restricted stock awards may be granted to an employee or Director during a fiscal year may not exceed in value the fair market value of 50,000 shares of Common Stock, determined as of the date of the grant. Such limitations are subject to adjustment in accordance with the 2005 Plan.

     If shares of Common Stock are withheld from payment of an award to satisfy tax obligations with respect to the award, such shares of Common Stock will count against the aggregate number of shares of Common Stock with respect to which awards may be granted under the 2005 Plan. If shares of Common Stock are tendered in payment of an option price of an option, such shares of Common Stock will not be added to the aggregate number of shares of Common Stock with respect to which awards may be granted under the 2005 Plan. If any outstanding award is forfeited or cancelled for any reason or is settled in cash in lieu of shares of Common Stock, the shares of Common Stock allocable to such portion of the award may again be subject to an award granted under the 2005 Plan.

     Options. The Plan Committee may grant options under the 2005 Plan to eligible persons in such number and upon such terms as the Plan Committee may determine, subject to the terms and provisions of the 2005 Plan. The Chief Executive Officer of the Company may grant options, with respect to no more than 100,000 shares of Common Stock per fiscal year of the Company, as inducements to hire prospective employees who will not be officers of the Company subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended.

     The price at which shares of Common Stock may be purchased under an option shall be determined by the Plan Committee, but such price may not be less than 100 percent (100%) of the fair market value of the shares on the date the option is granted.

     Unless specified otherwise in an option agreement, an option shall expire on the tenth anniversary of the date the option is granted. An option shall not continue to vest after the termination of the employment relationship between the optionee and the Company and its affiliates for any reason other than death, disability or retirement of the optionee, unless otherwise specified in an option agreement.

     Subject to certain conditions and exceptions, an option which is or has become exercisable on the date on which an optionee ceases to be an employee of the Company:

     - for any reason other than death, disability or retirement shall terminate on the earlier of the tenth anniversary of the date the option is granted or the date that is 60 days after the date of the optionee's termination of employment; and

     - due to death, disability or retirement before the tenth anniversary of the date the option is granted shall terminate on the earlier of the tenth anniversary of the date the option is granted or the first anniversary of the date of the optionee's death, disability or retirement.

     The Plan Committee shall specify in the option agreement the time and manner in which each option may be exercised. Unless the Plan Committee specifies otherwise, the option agreement shall set forth the following terms:

     - no option granted under the 2005 Plan may be exercised before the optionee has completed one year of continuous employment with the Company or any of its subsidiaries following the date of grant of the option;

     - the option may be exercised with respect to up to 20% of the shares subject to the option beginning on the day after the first anniversary of the date of the grant of the option;

     - the option may be exercised with respect to up to an additional 20% of the initial shares subject to the option after each succeeding anniversary of the date of the grant of the option, so that after the fifth anniversary of the date of the grant of the option, the option shall be exercisable in full; and

     - to the extent not exercised, installments shall be cumulative and may be exercised in whole or in part until the option expires on the tenth anniversary of the date of the grant of the option.

     The Plan Committee may accelerate the time in which any outstanding option may be exercised. However, in no event shall any option be exercisable on or after the tenth anniversary of the date of the grant of the option.

     An optionee shall not have any rights as a shareholder with respect to Common Stock covered by an option until the optionee exercises the option.

     Restricted Stock. Under the 2005 Plan, the Plan Committee may award restricted stock to eligible persons selected by the Plan Committee. The amount of, the vesting and the transferability restrictions applicable to any award of restricted stock will be determined by the Plan Committee. During the restriction period, the recipient of the restricted stock will have all the rights of a shareholder with respect to the shares of restricted stock included in the restricted stock award during the restriction period established for the restricted stock award. Dividends paid with respect to restricted stock in cash or property other than shares of Common Stock or rights to acquire shares of Common Stock shall be paid to the recipient of the restricted stock award currently. Dividends paid in shares of Common Stock or rights to acquire shares of Common Stock shall be added to and become a part of the restricted stock. Also during the restriction period, the certificates representing the restricted stock shall be registered in the recipient's name and bear a restrictive legend to the effect that ownership of the restricted stock, and the enjoyment of the rights appurtenant thereto, are subject to the restrictions, terms and conditions provided by the 2005 Plan. Such certificates will be deposited with the Company and shall be subject to forfeiture in accordance with the 2005 Plan and the restricted stock award agreement.

     Restricted Stock Unit Awards. The 2005 Plan authorizes the Plan Committee to grant restricted stock units to eligible persons in such amounts and upon such terms as the Plan Committee shall determine. The amount of, the vesting and the transferability restrictions applicable to any restricted stock unit award shall be determined by the Plan Committee. The Plan Committee shall maintain a bookkeeping ledger account which reflects the number of restricted stock units credited under the 2005 Plan for the benefit of a holder.

     A restricted stock unit shall be similar in nature to restricted stock except that no shares of Common Stock are actually transferred to the holder until a later date specified in the applicable award agreement. Each restricted stock unit shall have a value equal to the fair market value of a share of Common Stock.

     Payments pursuant to a restricted stock unit award shall be made (i) at such time as the Plan Committee specifies in the holder's award agreement, subject to the terms and provisions of the 2005 Plan, and (ii) in either cash or shares of Common Stock as specified in the holder's award agreement.

     Each recipient of restricted stock units shall have no rights of a shareholder with respect to the holder's restricted stock units. A holder shall have no voting rights with respect to any restricted stock unit awards.

     Non-Transferability. Except as specified in the applicable award agreements or in domestic relations court orders, awards shall not be transferable by the holder other than by will or under the laws of descent and distribution, and shall be exercisable, during the holder's lifetime, only by him or her. In the discretion of the Plan Committee, any attempt to transfer an award other than under the terms of the 2005 Plan and the applicable award agreement may terminate the award.

     Forfeiture. If the Plan Committee finds by a majority vote that a holder, before or after termination of his employment with the Company or any of its affiliates (a) committed a fraud, embezzlement, theft, felony or an act of dishonesty in the course of his employment by the Company or an affiliate which conduct damaged the Company or an affiliate or (b) disclosed trade secrets of the Company or an affiliate, then as of the date the Plan Committee makes its finding any awards awarded to the holder that has not been exercised by the holder (including all awards that have not yet vested) will be forfeited to the Company. The findings and decision of the Plan Committee with respect to the matter shall be final for all purposes.

     The Plan Committee may specify in an award agreement that a holder's rights, payments, and benefits with respect to an award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the holder's provision of services to the Company or its affiliates, violation of material policies of the Company or its affiliates, breach of non-competition, confidentiality, or other restrictive covenants that may apply to the holder, or other conduct by the holder that is detrimental to the business or reputation of the Company or its affiliates.

     Requirements of Law. The Company shall not be required to sell or issue any shares of Common Stock under any award if issuing those shares of Common Stock would constitute or result in a violation by the holder or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any option or pursuant to any other award, the Company shall not be required to issue any shares of Common Stock unless the Plan Committee has received evidence satisfactory to it to the effect that the holder will not transfer the shares of Common Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The Company may, but shall in no event be obligated to, register any shares of Common Stock covered by the 2005 Plan pursuant to applicable securities laws of any country or any political subdivision. The Company shall not be obligated to take any other affirmative action in order to cause or enable the exercise of an option or any other award, or the issuance of shares of Common Stock pursuant thereto, to comply with any law or regulation of any governmental authority.

     Change in the Company's Capital Structure. The existence of outstanding awards shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting the Common Stock or stock rights, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise. The issuance by the Company of stock of any class or series, or securities convertible into, or exchangeable for, stock of any class or series, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion or exchange of stock or obligations of the Company convertible into, or exchangeable for, stock or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class or series, or price of shares of Common Stock then subject to outstanding options or other awards.

     If the Company shall effect a capital readjustment or any increase or reduction of the number of shares of Common Stock outstanding, without receiving compensation therefore in money, services or property, then (1) the number, class or series and per share price of Common Stock subject to outstanding awards under the 2005 Plan shall be appropriately adjusted as to entitle a holder to receive upon exercise, for the same aggregate cash consideration, the equivalent total number and class or series of Common Stock the holder would have received had the holder exercised in full immediately prior to the event requiring the adjustment, and (2) the number and class or series of Common Stock then reserved to be issued under the 2005 Plan shall be adjusted.

     If while unexercised awards remain outstanding under the 2005 Plan (1) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly owned by the Company immediately prior to such merger, consolidation or other reorganization), (2) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly owned by the Company), (3) the Company is to be dissolved or (4) the Company is a party to any other corporate transaction (as defined under section 424(a) of the Internal Revenue Code and applicable Department of Treasury regulations) that is not described in clauses (1), (2) or (3) of this sentence (each such event is referred to herein as a "Corporate Change"), then, except as otherwise provided in an award agreement (provided that such exceptions shall not apply in the case of a reincorporation merger), or as a result of the Plan Committee's effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any award then outstanding may be exercised, and no later than ten days after the approval by the shareholders of the Company of such Corporate Change, the Plan Committee, acting in its sole and absolute discretion, shall act to effect one or more of the following alternatives, which may vary among individual holders and which may vary among awards held by any individual holder:

          (1) accelerate the time at which some or all of the awards then outstanding may be exercised, after which all such awards that remain unexercised and all rights of holders thereunder shall terminate;

          (2) require the mandatory surrender to the Company by all or selected holders of some or all of the then outstanding awards held by such holders as of a date, before or after such Corporate Change, in which event the Plan Committee shall thereupon cancel such award and the Company shall pay to each such holder an amount of cash per share equal to the excess, if any, of the per share price offered to shareholders of the Company in connection with such corporate Change over the exercise prices under such award for such shares;

          (3) with respect to all or selected holders, have some or all of their then outstanding awards assumed or have a new award of a similar nature substituted for some or all of their then outstanding awards under the 2005 Plan by an entity which is a party to the transaction resulting in such Corporate Change and which is then employing such holder or which is affiliated or associated with such holder in the same or a substantially similar manner as the Company prior to the Corporate Change, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate fair market value of the Common Stock subject to the award immediately after the assumption or substitution over the aggregate exercise price of such Common Stock is equal to the excess of the aggregate fair market value of all Common Stock subject to the award immediately before such assumption or substitution over the aggregate exercise price of such Common Stock, and
     (B) the assumed rights or the substituted rights will have the same terms and conditions as the rights under the existing award assumed or substituted for;

          (4) provide that the number and class or series of Common Stock covered by an award shall be adjusted so that such award when exercised shall thereafter cover the number and class or series of Common Stock or other securities or property (including, without limitation, cash) to which the holder would have been entitled pursuant to the terms of the agreement or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the holder had been the holder of record of the number of shares of Common Stock then covered by such award; or

          (5) make such adjustments to awards then outstanding as the Plan Committee deems appropriate to reflect such Corporate Change.

     If the Plan Committee chooses to effect alternatives (3), (4) or (5) above, it may, in its sole and absolute discretion and without the consent or approval of any holder, accelerate the time at which some or all awards then outstanding may be exercised. With respect to a reincorporation merger in which holders of the Company's ordinary shares will receive one ordinary share of the successor corporation for each ordinary share of the Company, none of the alternatives set forth above shall apply and, without Plan Committee action, each award shall automatically convert into a similar award of the successor corporation exercisable for the same number of ordinary shares of the successor as the award was exercisable for ordinary shares of stock of the Company. In the event of changes in the outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any award and not otherwise provided for above, any outstanding award and any award agreements evidencing such award shall be subject to adjustment by the Plan Committee in its sole and absolute discretion as to the number and price of Common Stock or other consideration subject to such award. In the event of any such change in the outstanding Common Stock, the aggregate number of shares of Common Stock available under the 2005 Plan may be appropriately adjusted by the Plan Committee.

     After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each holder shall be entitled to have his restricted stock appropriately adjusted based on the manner in which the shares of Common Stock were adjusted under the terms of the agreement of merger or consolidation.

     Amendment and Termination. The Plan Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the 2005 Plan and any award agreement in whole or in part. However, no termination, amendment, suspension, or modification of the 2005 Plan or an award agreement shall adversely affect in any material way any award previously granted under the 2005 Plan, without the written consent of the holder holding such award. The Plan Committee shall not directly or indirectly lower the option price of a previously granted option and no amendment of the 2005 Plan shall be made without shareholder approval if shareholder approval is required by applicable law or stock exchange rules.

FEDERAL INCOME TAX CONSEQUENCES OF THE 2005 PLAN

     The following is a general description of the federal income tax consequences generally applicable to the Company and a recipient of a nonqualified stock option, restricted stock award or restricted stock unit award under the 2005 Plan.

     Nonqualified Stock Options. When the Plan Committee grants a nonqualified stock option to purchase shares of Common Stock under the 2005 Plan, the recipient will not be required to recognize any taxable income as a result of the grant. However, the recipient will be required to recognize ordinary income on the date the recipient exercises the nonqualified stock option. Generally the measure of the income will be equal to the difference between the fair market value on the date the shares are acquired and the option price. The tax basis of the shares acquired on exercise of the nonqualified stock option for the purpose of a subsequent sale includes the option price paid and the ordinary income reported on exercise of the nonqualified stock option. The income reportable on exercise of the nonqualified stock option by an employee of the Company is subject to federal tax withholding. Generally, the Company will be entitled to a deduction in the amount reportable as income by the recipient on the exercise of a nonqualified stock option.

     Restricted Stock Awards. The grant of a restricted stock award under the 2005 Plan generally will not be taxable to the recipient, and is not deductible by the Company (or an affiliate), at the time of grant unless the recipient makes an election under section 83(b) of the Internal Revenue Code. Upon the expiration of the forfeiture restrictions applicable to the restricted stock award (i.e., as the shares become vested), the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of those shares at that time over the amount (if any) the recipient paid for the shares. The income reportable on the expiration of the forfeiture restrictions applicable to the restricted stock award by an employee of the Company is subject to federal tax withholding. The Company (or an affiliate) will be entitled to a deduction in the amount and at the time the recipient recognizes income. With respect to any restricted shares that are not vested (i.e., the forfeiture restrictions have not yet lapsed), any dividends paid on account of such shares will be treated as compensation income to the recipient and the Company generally will be entitled to a corresponding deduction. With respect to any restricted shares that are vested (i.e., the forfeiture restrictions have lapsed), the recipient will be taxed on any dividends on such shares as the dividends are paid to the recipient and the Company will not be entitled to deductions with respect to the dividends.

     Restricted Stock Unit Awards. The grant of a restricted stock unit award under the 2005 Plan generally will not be taxable to the recipient, and will not be deductible by the Company (or an affiliate) at the time of grant. At the time a restricted stock unit award is settled in cash or shares of Common Stock, the recipient will recognize ordinary income and the Company (or an affiliate) generally will be entitled to a corresponding deduction. Generally the measure of the income and deduction will be the amount of the cash or the fair market value of the Common Stock received, as applicable, at the time the restricted stock unit is settled. The income reportable by an employee of the Company at the time the restricted stock unit award is settled is subject to federal tax withholding.

     Compensation Deduction Limitation. Under section 162(m) of the Internal Revenue Code, the Company's federal income tax deductions for certain compensation paid to designated executives is limited to $1 million per year. These executives include the Company's Chief Executive Officer and the next four highest compensated officers. Section 162(m) of the Internal Revenue Code provides an exception to this deduction for certain "performance based" compensation approved by a committee consisting solely of at least two "outside directors". The Company believes that nonqualified stock options to purchase shares of Common Stock granted under the 2005 Plan generally should qualify as performance based compensation for purposes of section 162(m) of the Internal Revenue Code.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ADOPT THE CAL DIVE INTERNATIONAL, INC. 2005 LONG TERM INCENTIVE PLAN.

                      EQUITY COMPENSATION PLAN INFORMATION

     The table below provides information relating to the Company's equity compensation plans as of December 31, 2004:

                                                                                        NUMBER OF SECURITIES
                                                                                        REMAINING AVAILABLE
                                          NUMBER OF SECURITIES                          FOR FUTURE ISSUANCE
                                           TO BE ISSUED UPON       WEIGHTED-AVERAGE      UNDER COMPENSATION
                                              EXERCISE OF         EXERCISE PRICE OF       PLANS (EXCLUDING
                                          OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,   SECURITIES REFLECTED
PLAN CATEGORY                             WARRANTS AND RIGHTS    WARRANTS AND RIGHTS    IN THE FIRST COLUMN)
-------------                             --------------------   --------------------   --------------------
Equity compensation plans approved by          1,299,947(2)             $21.29               2,150,837(3)
  security holders(1)...................
Equity compensation plans not approved               -0-                   N/A                     -0-
  by security holders...................
Total...................................       1,299,947                $21.29               2,150,837

---------------

(1) The 1995 Long Term Incentive Compensation Plan, as amended, provides that the Company may grant up to (but not exceed) 10% of the issued and outstanding common stock (as adjusted for any subsequent stock splits, stock dividends, recapitalizations, or similar events) of the Company.

(2) Between December 31, 2004 and the record date, March 23, 2005, 284,087 shares were issued pursuant to the exercise of outstanding options.

(3) Between December 31, 2004 and the record date, March 23, 2005, no new options were issued and 94,066 shares of restricted stock were awarded pursuant to the 1995 Long Term Incentive Compensation Plan.

                               OTHER INFORMATION

EXPENSES OF SOLICITATION

     We will bear the costs of soliciting proxies, including the reimbursement to record holders of their expenses in forwarding proxy materials to beneficial owners. Our Directors, officers and regular employees, without extra compensation, may solicit proxies personally or by mail, telephone, fax, telex, telegraph or special letter.

PROPOSALS AND DIRECTOR NOMINATIONS FOR 2006 SHAREHOLDER'S MEETING

     In order for a shareholder proposal to be considered for inclusion in our Proxy Statement for the 2006 Annual Meeting, the written proposal must be received by the Corporate Secretary, at our offices no later than December 12, 2005. The proposal must comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

     With respect to shareholder nominations of Directors, a shareholder may propose director candidates for consideration by the Board's Corporate Governance and Nominating Committee. Any such recommendations should include the nominee's name and qualifications for Board membership and should be directed to the Corporate Secretary at the address of our principal executive offices set forth below. In addition, the bylaws of Cal Dive permit shareholders to nominate directors for election at an annual shareholder meeting. To nominate a director, the shareholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of Cal Dive common stock to elect such nominee and provide the information required by the bylaws of Cal Dive, as well as a statement by the nominee acknowledging that he or she will owe a fiduciary obligation to Cal Dive and its shareholders. In addition, the shareholder must give timely notice to the Corporate Secretary of Cal Dive within the time period described above regarding shareholder proposals. A copy of the bylaws is available from the Corporate Secretary.

     All submissions to, or requests from, the Corporate Secretary should be made to our principal offices at 400 N. Sam Houston Parkway, E., Suite 400, Houston Texas 77060.

OTHER

     Our 2004 Annual Report on Form 10-K, including financial statements, is being sent to shareholders of record as of March 23, 2005, together with this Proxy Statement.

WE WILL FURNISH TO SHAREHOLDERS WITHOUT CHARGE A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON RECEIPT OF WRITTEN REQUEST ADDRESSED
TO: CORPORATE SECRETARY, CAL DIVE INTERNATIONAL, INC., 400 N. SAM HOUSTON PARKWAY E., SUITE 400, HOUSTON TEXAS 77060.

     The Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will vote on that business in accordance with their best judgment.

                                            By Order of the Board of Directors

                                                  /s/ JAMES LEWIS CONNOR, III

                                                  James Lewis Connor, III
                                                    Corporate Secretary
                                                Cal Dive International, Inc.

                                ANNEX A TO PROXY

                            AUDIT COMMITTEE CHARTER

                          CAL DIVE INTERNATIONAL, INC.
                            AUDIT COMMITTEE CHARTER
                      ADOPTED BY THE BOARD OF DIRECTORS ON
                                 MARCH 10, 2005

PURPOSE

     This charter governs the operations of the Audit Committee of Cal Dive International, Inc. (the "Company"). The Audit Committee (the "Committee") is appointed by the Company's Board of Directors (the "Board") to assist the Board in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, (3) the performance of the Company's internal audit function and independent registered public accounting firm, and
(4) the independent registered public accounting firm's qualifications and independence.

     The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

COMPOSITION

     Annually, the Corporate Governance and Nominating Committee shall nominate and the Board of Directors shall appoint at least three members to the Audit Committee, one of whom shall be designated by the Board as Chair. Members of the Committee shall each be a member of the Board of Directors and meet the independence requirements set forth in Exchange Act Rule 10A-3 and the NASDAQ listing standards. All Committee members shall be financially literate, and at least one member shall be a "financial expert", as defined by SEC regulations. The members of the Audit Committee maybe removed and replaced by a majority vote of the Board of Directors.

MEETINGS

     The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent registered public accounting firm including meetings with the independent registered public accounting firm in separate executive sessions, without management of the Company present. The Audit Committee may request any officer or employee of the Company, or the Company's outside counsel or independent registered public accounting firm, to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Any action required or permitted to be taken at a Committee meeting may be taken by a written action signed collectively, or individually in counterparts, by all members of the Committee. Any such written action shall be effective when signed by all members of the Committee, unless a different effective time is provided in the written action. Reports of the actions of the Audit Committee shall be made to the Board of Directors at its next regularly scheduled meeting following the meeting of the Audit Committee.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

     The Audit Committee shall have the sole authority to appoint or replace the independent registered public accounting firm (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent registered public accounting firm shall report directly to the Audit Committee.

     The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accounting firm. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee shall not engage the independent registered public accounting firm to perform the specific non-audit services proscribed by law or regulation. The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent registered public accounting firm for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

     The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

     In addition to the foregoing, the Audit Committee is delegated all authority of the Board of Directors as may be required to fulfill the purposes of the Committee. Without limiting the generality of the preceding statement, the Audit Committee shall have authority and is entrusted with the responsibility to take the following actions:

FINANCIAL STATEMENT AND DISCLOSURE MATTERS

     1. Review and discuss with management and the independent registered public accounting firm the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

     2. Review and discuss with management and the independent registered public accounting firm the Company's quarterly financial statements, including disclosures made in management's discussion and analysis, prior to the filing of its Form 10-Q, including the results of the independent registered public accounting firm's review of the quarterly financial statements.

     3. Discuss with management and the independent registered public accounting firm significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

     4. Review and discuss quarterly reports from the independent registered public accounting firm on:

          a.  All critical accounting policies and practices to be used.

          b. All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting firm.

          c. Other material written communications between the independent registered public accounting firm and management, such as any management letter or schedule of unadjusted differences.

          d. The independent registered public accounting firm's judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     5. Review and discuss with management the Company's earnings press releases, including, but not limited to, the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

     6. Discuss with management and the independent registered public accounting firm the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

     7. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

     8. Discuss with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management. These discussions shall include consideration of the quality of the Company's accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded and such other inquiries as may be appropriate.

     9. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

OVERSIGHT OF THE COMPANY'S RELATIONSHIP WITH THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     10. Review and evaluate the lead partner of the independent registered public accounting firm team.

     11. Obtain and review a report from the independent registered public accounting firm at least annually regarding (a) the independent registered public accounting firm's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent registered public accounting firm and the Company. Evaluate the qualifications, performance and independence of the independent registered public accounting firm, including considering whether the independent registered public accounting firm's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the registered public accounting firm's independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent registered public accounting firm to the Board.

     12. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

     13. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent registered public accounting firm who participated in any capacity in the audit of the Company.

     14. Meet with the independent registered public accounting firm prior to the audit to discuss the planning and staffing of the audit.

OVERSIGHT OF THE COMPANY'S INTERNAL CONTROLS AND INTERNAL AUDIT FUNCTION

     15. Review the appointment and replacement of the senior internal auditing executive.

     16. Review the significant reports to management prepared by the internal auditing department and management's responses.

     17. Discuss with the independent registered public accounting firm and management of the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

     18. Review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent registered public accounting firms' report on management's assertion.

COMPLIANCE OVERSIGHT RESPONSIBILITIES

     19. Obtain from the independent registered public accounting firm assurance that Section 10A(b) of the Exchange Act (which requires the independent registered public accounting firm to report any evidence which it uncovers of an illegal act to management and the Board of Directors, and, in some instances, to the Securities and Exchange Commission) has not been implicated.

     20. Obtain reports from management and the Company's senior internal auditing executive confirming that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics.

     21. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     22. Discuss with management and the independent registered public accounting firm any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

     23. Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

     24. Receive corporate attorneys' reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

     25.  Review with management and approve all related-party transactions.

LIMITATION OF AUDIT COMMITTEE'S ROLE

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent registered public accounting firm is responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

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                                ANNEX B TO PROXY

              2005 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                          CAL DIVE INTERNATIONAL, INC.

                                   Article I

                                      Name

     The name of this Corporation shall be Cal Dive International, Inc.

                                   Article II

                                    Purpose

     The Corporation shall have general business purposes and shall have authority to engage in and do any act necessary or incidental to the conduct of any business for which corporations may be organized under the provisions of Minnesota Statutes Chapter 302A.

                                  Article III

                                    Duration

     The Corporation shall have perpetual existence.

                                   Article IV

                               Registered Office

     The registered office of this Corporation is c/o CT Corporation, 405 Second Avenue South, Minneapolis, Minnesota 55401.

                                   Article V

                                    Capital

     A. The total authorized capital stock of the Corporation is one hundred twenty million (120,000,000) shares of Common Stock, without par value, and five million (5,000,000) shares of Preferred Stock with $0.01 par value.

     B. Shares of Preferred Stock may be divided into and issued from time to time in one or more series. In addition to, and not by way of limitation of, the power granted to the Board of Directors of this Corporation by Minnesota Statutes, Chapter 302A, the Board of Directors of the Corporation shall have the power and authority to fix by resolution the preferences, limitations and relative rights of the Preferred Stock of each series, including, but not limited to, the Series A-1 Cumulative Convertible Preferred Stock and the Series A-2 Cumulative Convertible Preferred Stock, each as more fully described in a Certificate of Rights and Preferences filed with the Secretary of State of the State of Minnesota on January 8, 2003 and June 23, 2004, respectively. The Board of Directors is hereby authorized to fix and determine such variations in the designations, preferences, and relative participating, optional or other special rights (including, without limitation, special voting rights, preferential rights to receive dividends or assets upon liquidation, rights of conversion into Common Stock or other securities, redemption provisions or sinking fund provisions) as between series and as between the Preferred Stock or any series thereof and the Common Stock, and the qualifications, limitations or restrictions of such rights, and the shares of Preferred Stock or any series thereof may have full or limited voting powers. Upon adoption of such resolution, a statement shall be filed with the Secretary of State in compliance with Minnesota Statutes Section 302A.401, before the issuance of any shares for which the resolution creates rights or preferences not set forth in these Articles of Incorporation; provided, however, where the shareholders have received notice of the creation of shares with rights or preferences not set forth in these Articles of Incorporation before the issuance of the shares, the statement may be filed any time within one year after the issuance of the shares.

     C. Except in respect of characteristics of a particular series fixed by the Board of Directors, all shares of Preferred Stock shall be of equal rank and shall be identical. All shares of any one series of Preferred Stock so designated by the Board of Directors shall be alike in every particular, except that the shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.

     D. Subject to the preferences of any series of Preferred Stock, the Board of Directors may, in its discretion, out of funds legally available for the payment of dividends and at such times and in such manner as determined by the Board of Directors, declare and pay dividends on the Common Stock of the Corporation. No dividend (other than a dividend in capital stock ranking on a parity with the Common Stock or cash in lieu of fractional shares with respect to such stock dividend) shall be declared or paid on any share or shares of any class of stock or series thereof ranking on a parity with the Common Stock in respect of payment of dividends for any period unless there shall have been declared, for the same dividend period, like proportionate dividends on all shares of Common Stock then outstanding.

     E. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary after payment or provision for payment of the debts and other liabilities of the Corporation and payment or setting aside for payment of any preferential amount due to the holders of any other class or series of stock, the holders of the Common Stock shall be entitled to receive ratably any or all assets remaining to be paid or distributed.

     F. The holders of the Common Stock of the Corporation shall be entitled to one vote for each share of such stock held by them.

     G. Whenever reference is made in this Article V to shares "ranking prior to" another class of stock or "on a parity with" another class of stock, such reference shall mean and include all other shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation are given preference over, or rank on an equal basis with, as the case may be, the rights of the holders of such other class of stock. Whenever reference is made to shares "ranking junior to" another class of stock, such reference shall mean and include all shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends and as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation are junior and subordinate to the rights of the holders of such class of stock. Except as otherwise provided in these Articles of Incorporation, or in the statement filed with the Secretary of State in compliance with Minnesota Statutes Section 306A.401, each series of Preferred Stock ranks on a parity with each other and each ranks prior to the Common Stock. Common Stock ranks junior to Preferred Stock.

     H. The Corporation shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock, the full number of shares of Common Stock into which all shares of any series of Preferred Stock having conversion privileges from time to time outstanding are convertible. Unless otherwise provided in these Articles of Incorporation or in the statement filed with the Secretary of State in compliance with Minnesota Statutes Section 306A.401 with respect to a particular series of Preferred Stock, all shares of Preferred Stock redeemed or acquired (as a result of conversion or otherwise) shall be retired and restored to the status of authorized but unissued shares.

                                   Article VI

                                   Directors

     A. The number of directors of the Corporation shall be fixed as specified or provided for in the By-Laws of the Corporation. Election of directors need not be by written ballot unless the By-Laws shall so provide.

     B. Any director or the entire Board of Directors may be removed, but only by a 68% vote of the holders of the shares then entitled to vote at an election of directors.

     C. A director may give advance written consent or opposition to a proposal to be acted on at a Board meeting. If the director is not present at the meeting, consent or opposition to a proposal does not constitute presence for purposes of determining the existence of a quorum, but consent or opposition shall be counted as the vote of a director present at the meeting in favor of or against the proposal and shall be entered in the minutes or other record of action at the meeting, if the proposal acted on at the meeting is substantially the same or has substantially the same effect as the proposal to which the director has consented or objected.

     D. The Board of Directors, when evaluating a tender offer or an offer to make a tender or exchange offer or to effect a merger, consolidation or share exchange or sale of all or substantially all of the assets of the Corporation, may, in exercising its judgment in determining what is in the best interests of the Corporation and its shareholders, consider the following factors and any other factors that it deems relevant: (1) not only the consideration being offered in the proposed transaction, in relation to the then current market price for the outstanding capital stock of the Corporation, but also the market price for the capital stock of the Corporation over a period of years, the estimated price that might be achieved in a negotiated sale of the Corporation as a whole or in part or through orderly liquidation, the premiums over market price for the securities of other corporations in similar transactions, current political, economic and other factors bearing on securities prices and the Corporation's financial condition and future prospects; (2) the social and economic effects of such transaction on the Corporation, its subsidiaries, or their employees, customers, creditors and the communities in which the Corporation and its subsidiaries do business; (3) the business and financial condition and earnings prospects of the acquiring party or parties; including, but not limited to, debt service and other existing or likely financial obligations of the acquiring party or parties, and the possible effect of such condition upon the Corporation and its subsidiaries and the communities in which the Corporation and its subsidiaries do business; and (4) the competence, experience, and integrity of the acquiring party or parties and its or their management. Notwithstanding any provision of this Article VI(D), this Article is not intended to confer any rights on any subsidiary of the Corporation or on any of the Corporation's or its subsidiaries' employees, customers, creditors or other members of the communities in which it or they do business.

                                  Article VII

                               Shareholder Voting

     No shareholder of this Corporation shall be entitled to any cumulative voting rights. Action shall not be taken by written consent of the Shareholders, but, in all cases, shall be taken at a meeting of the Shareholders as described in the By-Laws of the Corporation.

                                  Article VIII

                               Preemptive Rights

     No shareholder of this Corporation shall have any preferential, preemptive, or other rights of subscription to any shares of any class or series of stock of this Corporation allotted or sold or to be allotted or sold, whether now or hereafter authorized, or to any obligations or securities convertible into any class or series of stock of this Corporation.

                                   Article IX

                               Director Liability

     A director of this Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for (i) liability based on a breach of the duty of loyalty to the Corporation or the shareholders; (ii) liability for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) liability based on the payment of an improper dividend or an improper repurchase of the Corporation's stock under Minnesota Statutes, Section 302A.559, or on material violations of federal or state securities laws; (iv) liability for any transaction from which the director derived a material improper personal benefit; or (v) liability for any act or omission occurring prior to the date this Article IX becomes effective. If Minnesota Statutes, Chapter 302A, hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Chapter 302A. Any repeal of this provision as a matter of law or any modification of this Article IX by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

                                   Article X

                         Board Action Without a Meeting

     Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting by a written action signed collectively, or individually in counterparts, or consented to by an authentic electronic communication (as defined in Minnesota Statutes Section 302A.011), by all of the directors then in office.

                                   Article XI

                Amendment to Articles of Incorporation or Bylaws

     In furtherance of, and not in limitation of, the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the By-Laws of the Corporation or adopt new By-Laws, without any action on the part of the shareholders; provided, however, that no such adoption, amendment, or repeal shall be valid with respect to By-Law provisions which have been adopted, amended, or repealed by the shareholders; and further provided, that By-Laws adopted or amended by the Board of Directors and any powers thereby conferred may be amended, altered, or repealed by the shareholders. In addition, the affirmative vote of the holders of at least (a) 80% of the voting power of the then outstanding shares of voting stock, voting together as a single class, and in addition to any other vote required by these Articles of Incorporation or the By-Laws, is required to amend provisions of these Articles of Incorporation or the By-Laws relating to: (i) the taking of less than unanimous shareholder action without a meeting; (ii) the right of shareholders to call a special meeting; (iii) the number, election and term of the Corporation's directors;
(iv) the procedures for the removal of directors or filling vacancies on the Board; and (v) fixing a quorum for meetings of shareholders; and (b) at least 90% of the voting power of the then outstanding shares of voting stock, voting together as a single class, and in addition to any other vote required by these Articles of Incorporation or the By-Laws, is required to amend the provisions of these Articles of Incorporation relating to the Minnesota Control Share Acquisition Act or the Minnesota Business Combinations Act.

                                  Article XII

                        Minnesota Statutes sec. 302A.671
                          (Control Share Acquisitions)

     The Corporation and its shareholders hereby expressly elect to not have the provisions of Minnesota Statues sec. 302A.671, as now in effect or as hereafter amended from time to time, the Control Share Acquisition Act, apply to any Control Share Acquisition (as in such statute defined) involving the Corporation.

                                ANNEX C TO PROXY

                          CAL DIVE INTERNATIONAL, INC.
                         2005 LONG TERM INCENTIVE PLAN

                                   ARTICLE I

                      ESTABLISHMENT, PURPOSE AND DURATION

     1.1 Establishment. The Company hereby establishes an incentive compensation plan, to be known as "Cal Dive International, Inc. 2005 Long Term Incentive Plan," as set forth in this document. The Plan permits the grant of Options, Restricted Stock and Restricted Stock Units. The Plan shall become effective on the latest of (a) the date the Plan is approved by the Board (b) the date the Plan is approved by the holders of at least a majority of the outstanding shares of voting stock of the Company and (c) if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of shareholder approval for this action, the approval by the holders of that percentage, at a meeting of shareholders, and shall remain in effect as provided in Section 1.3.

     1.2 Purpose of the Plan. The purpose of the Plan is to provide incentives to directors, corporate officers and other employees of the Company and its Affiliates by enabling them to acquire shares of common stock of the Company and to receive other compensation based on the increase in value of the common stock of the Company or certain other performance measures. The Plan is intended to advance the best interests of the Company, its Affiliates and its shareholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional performance incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment with the Company and its Affiliates.

     1.3 Duration of Authority to Make Grants Under the Plan. No Awards may be granted under the Plan on or after May 1, 2015. The applicable provisions of the Plan will continue in effect with respect to an Award granted under the Plan for as long as such Award remains outstanding.

                                   ARTICLE II

                                  DEFINITIONS

     The words and phrases defined in this Article shall have the meaning set out below throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower or different meaning.

     2.1 "Affiliate" means any corporation, partnership, limited liability company or association, trust or other entity or organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (a) to vote more than 50 percent (50%) of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

     2.2 "Award" means, individually or collectively, a grant under the Plan of Options, Restricted Stock and Restricted Stock Units in each case subject to the terms and provisions of the Plan.

     2.3 "Award Agreement" means an agreement that sets forth the terms and conditions applicable to an Award granted under the Plan.

     2.4  "Board" means the board of directors of the Company.

     2.5 "Change in Control" means the occurrence of any of the following events: (a) there shall be consummated (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Stock would be converted into cash, securities or other property, other than a merger of the Company where a majority of the Board of the surviving corporation is, and for a two-year period after the merger continues to be, persons who were directors of the Company immediately prior to the merger or were elected as directors, or nominated for election as director, by a vote of at least two-thirds of the directors then still in office who were directors of the Company immediately prior to the merger, or (ii) any sale, lease, exchange or transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; (b) the shareholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company; or (c) (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, other than the Company or a subsidiary thereof or any employee benefit plan sponsored by the Company or a subsidiary thereof, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, and (ii) at any time during a period of two years after such "person" becomes such a beneficial owner, individuals who immediately prior to the beginning of such period constituted the Board shall cease for any reason to constitute at least a majority thereof, unless the election or the nomination by the Board for election by the Company's shareholders of each new director during such period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

     2.6 "Code" means the United States Internal Revenue Code of 1986, as amended from time to time.

     2.7 "Committee" means a committee of at least two persons, who are members of the Compensation Committee of the Board and are appointed by the Compensation Committee of the Board, or, to the extent it chooses to operate as the Committee, the Compensation Committee of the Board. Each member of the Committee in respect of his or her participation in any decision with respect to an Award intended to satisfy the requirements of section 162(m) of the Code must satisfy the requirements of "outside director" status within the meaning of section 162(m) of the Code; provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. As to Awards, grants or other transactions that are authorized by the Committee and that are intended to be exempt under Rule 16b-3 under the Exchange Act, the requirements of Rule 16b-3(d)(1) under the Exchange Act with respect to committee action must also be satisfied. For all purposes under the Plan, the Chief Executive Officer of the Company shall be deemed to be the "Committee" with respect to Options granted by him pursuant to Section 4.1.

     2.8 "Company" means Cal Dive International, Inc., a Minnesota corporation, or any successor (by reincorporation, merger or otherwise).

     2.9  "Corporate Change" shall have the meaning ascribed to that term in
Section 4.5(c).

     2.10 "Disability" means as determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Holder that would entitle him to payment of disability income payments under the Company's long term disability insurance policy or plan for employees as then in effect; or in the event that the Holder is not covered, for whatever reason under the Company's long term disability insurance policy or plan for employees or in the event the Company does not maintain such a long term disability insurance policy, "Disability" means a permanent and total disability as defined in section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Holder shall submit to an examination by such physician upon request by the Committee.

     2.11 "Employee" means (a) a person employed by the Company or any Affiliate as a common law employee or (b) a person who has agreed to become a common law employee of the Company or any Affiliate and is expected to become such within six (6) months from the date of a determination made for purposes of the Plan.

     2.12 "Exchange Act" means the United States Securities Exchange Act of 1934, as amended from time to time.

     2.13 "Fair Market Value" of the Stock as of any particular date means (1) if the Stock is traded on a stock exchange, the closing sale price of the Stock on that date as reported on the principal securities exchange on which the Stock is traded, or (2) if the Stock is traded in the over-the-counter market, the average between the high bid and low asked price on that date as reported in such over-the-counter market; provided that (a) if the Stock is not so traded,
(b) if no closing price or bid and asked prices for the stock was so reported on that date or (c) if, in the discretion of the Committee, another means of determining the fair market value of a share of Stock at such date shall be necessary or advisable, the Committee may provide for another means for determining such fair market value.

     2.14  "Fiscal Year" means the Company's fiscal year.

     2.15 "Holder" means a person who has been granted an Award or any person who is entitled to receive Shares under an Award.

     2.16 "Mature Shares" means shares of Stock that the Holder has held for at least six months.

     2.17 "Minimum Statutory Tax Withholding Obligation" means the amount the Company or an Affiliate is required to withhold for federal, state and local taxes based upon the applicable minimum statutory withholding rates required by the relevant tax authorities.

     2.18  "Option" means an option to purchase Stock granted pursuant to
Article V.

     2.19  "Option Price" shall have the meaning ascribed to that term in
Section 5.4.

     2.20  "Optionee" means a person who is granted an Option under the Plan.

     2.21 "Option Agreement" means a written contract setting forth the terms and conditions of an Option.

     2.22 "Period of Restriction" means the period during which Restricted Stock is subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in
Article VI.

     2.23 "Plan" means Cal Dive International, Inc. 2005 Long Term Incentive Plan, as set forth in this document and as it may be amended from time to time.

     2.24 "Restricted Stock" means shares of restricted Stock issued or granted under the Plan pursuant to Article VI.

     2.25 "Restricted Stock Award" means an authorization by the Committee to issue or transfer Restricted Stock to a Holder.

     2.26 "Restricted Stock Unit" means a unit credited to a Holder's ledger account maintained by the Company pursuant to Article VIII.

     2.27  "Restricted Stock Unit Award" means an Award granted pursuant to
Article VII.

     2.28 "Retirement" means retirement in accordance with the terms of a retirement plan that is qualified under section 401(a) of the Code and maintained by the Company or an Affiliate in which the Holder is a participant.

     2.29 "Section 409A" means section 409A of the Code and Department of Treasury rules and regulations issued thereunder.

     2.30 "Stock" means the common stock of the Company, no par value per share (or such other par value as may be designated by act of the Company's shareholders).

     2.31 "Substantial Risk of Forfeiture" shall have the meaning ascribed to that term in section 409A of the Code and Department of Treasury guidance issued thereunder.

     2.32 "Termination of Employment" means the termination of the Award recipient's employment relationship with the Company and all Affiliates.

                                  ARTICLE III

                         ELIGIBILITY AND PARTICIPATION

     3.1 Eligibility. The persons who are eligible to receive Awards under the Plan are Employees and directors of the Company.

     3.2 Participation. Subject to the terms and provisions of the Plan, the Committee may, from time to time, select the Employees to whom Awards shall be granted and shall determine the nature and amount of each Award.

                                   ARTICLE IV

                     GENERAL PROVISIONS RELATING TO AWARDS

     4.1 Authority to Grant Awards. The Committee may grant Awards to those Employees as the Committee shall from time to time determine, under the terms and conditions of the Plan. Subject only to any applicable limitations set out in the Plan, the number of shares of Stock or other value to be covered by any Award to be granted under the Plan shall be as determined by the Committee in its sole discretion. However, the Chief Executive Officer of the Company is authorized to grant Options, with respect to no more than 100,000 shares of Stock per Fiscal Year, as inducements to hire prospective Employees who will not be officers of the Company subject to the provisions of Section 16 of the Exchange Act.

     4.2 Dedicated Shares; Maximum Awards. The aggregate number of shares of Stock with respect to which Awards may be granted under the Plan is 3,000,000. The aggregate number of shares of Stock with respect to which Options may be granted under the Plan is 1,000,000. The aggregate number of shares of Stock with respect to which Restricted Stock Awards or Restricted Stock Unit Awards may be granted under the Plan is 2,000,000. The maximum number of shares of Stock with respect to which Options may be granted to an Employee during a Fiscal Year is 88,000. The maximum number of shares of Stock with respect to which Restricted Stock Awards may be granted to an Employee during a Fiscal Year is 44,000. The maximum number of shares of Stock with respect to which Restricted Stock Unit Awards may be granted to an Employee during a Fiscal Year may not exceed in value the Fair Market Value of 50,000 shares of Stock determined as of the date of grant. Each of the foregoing numerical limits stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5. If shares of Stock are withheld from payment of an Award to satisfy tax obligations with respect to the Award, such shares of Stock will count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan. If Shares are tendered in payment of an Option Price of an Option, such shares of Stock will not be added to the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan. To the extent that any outstanding Award is forfeited or cancelled for any reason or is settled in cash in lieu of shares of Stock, the shares of Stock allocable to such portion of the Award may again be subject to an Award granted under the Plan.

     4.3 Non Transferability. Except as specified in the applicable Award Agreements or in domestic relations court orders, Awards shall not be transferable by the Holder other than by will or under the laws of descent and distribution, and shall be exercisable, during the Holder's lifetime, only by him or her. In the discretion of the Committee, any attempt to transfer an Award other than under the terms of the Plan and the applicable Award Agreement may terminate the Award.

     4.4 Requirements of Law. The Company shall not be required to sell or issue any shares of Stock under any Award if issuing those shares of Stock would constitute or result in a violation by the Holder or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any other Award, the Company shall not be required to issue any shares of Stock unless the Committee has received evidence satisfactory to it to the effect that the Holder will not transfer the shares of Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The

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

determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any shares of Stock covered by the Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the shares of Stock issuable on exercise of an Option or pursuant to any other Award are not registered, the Company may imprint on the certificate evidencing the shares of Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law, or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause or enable the exercise of an Option or any other Award, or the issuance of shares of Stock pursuant thereto, to comply with any law or regulation of any governmental authority.

     4.5  Changes in the Company's Capital Structure.

          (a) The existence of outstanding Awards shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting the Stock or Stock rights, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

          (b) If the Company shall effect a subdivision or consolidation of Stock or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of Stock outstanding, without receiving compensation therefor in money, services or property, then (1) the number, class or series and per share price of Stock subject to outstanding Options or other Awards under the Plan shall be appropriately adjusted in such a manner as to entitle a Holder to receive upon exercise of an Option or other Award, for the same aggregate cash consideration, the equivalent total number and class or series of Stock the Holder would have received had the Holder exercised his or her Option or other Award in full immediately prior to the event requiring the adjustment, and (2) the number and class or series of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class or series of Stock then reserved, that number and class or series of Stock that would have been received by the owner of an equal number of outstanding shares of Stock of each class or series of Stock as the result of the event requiring the adjustment.

          (c) If while unexercised Options or other Awards remain outstanding under the Plan (1) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (2) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), (3) the Company is to be dissolved or (4) the Company is a party to any other corporate transaction (as defined under section 424(a) of the Code and applicable Department of Treasury regulations) that is not described in clauses (1), (2) or (3) of this sentence (each such event is referred to herein as a "Corporate Change"), then, except as otherwise provided in an Award Agreement (provided that such exceptions shall not apply in the case of a reincorporation merger), or as a result of the Committee's effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any Award then outstanding may be exercised, and no later than ten days after the approval by the shareholders of the Company of such Corporate Change, the Committee, acting in its sole and absolute discretion without the consent or approval of any Holder, shall act to effect one or more of the following alternatives, which may vary among individual Holders and which may vary among Awards held by any individual Holder (provided that, with respect to a reincorporation merger in which Holders of the Company's ordinary shares will receive one ordinary share of the successor corporation for each ordinary share of the Company, none of such alternatives shall apply and, without Committee action, each Award shall automatically convert into a similar award of the successor corporation exercisable for the same number of ordinary shares of the successor as the Award was exercisable for ordinary shares of Stock of the Company):

             (1) accelerate the time at which some or all of the Awards then outstanding may be exercised so that such Awards may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all such Awards that remain unexercised and all rights of Holders thereunder shall terminate;

             (2) require the mandatory surrender to the Company by all or selected Holders of some or all of the then outstanding Awards held by such Holders (irrespective of whether such Awards are then exercisable under the provisions of the Plan or the applicable Award Agreement evidencing such Award) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Award and the Company shall pay to each such Holder an amount of cash per share equal to the excess, if any, of the per share price offered to shareholders of the Company in connection with such Corporate Change over the exercise prices under such Award for such shares;

             (3) with respect to all or selected Holders, have some or all of their then outstanding Awards (whether vested or unvested) assumed or have a new award of a similar nature substituted for some or all of their then outstanding Awards under the Plan (whether vested or unvested) by an entity which is a party to the transaction resulting in such Corporate Change and which is then employing such Holder or which is affiliated or associated with such Holder in the same or a substantially similar manner as the Company prior to the Corporate Change, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate fair market value of the Stock subject to the Award immediately after the assumption or substitution over the aggregate exercise price of such Stock is equal to the excess of the aggregate fair market value of all Stock subject to the Award immediately before such assumption or substitution over the aggregate exercise price of such Stock, and (B) the assumed rights under such existing Award or the substituted rights under such new Award as the case may be will have the same terms and conditions as the rights under the existing Award assumed or substituted for, as the case may be;

             (4) provide that the number and class or series of Stock covered by an Award (whether vested or unvested) theretofore granted shall be adjusted so that such Award when exercised shall thereafter cover the number and class or series of Stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the Holder had been the holder of record of the number of shares of Stock then covered by such Award; or

             (5) make such adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole and absolute discretion that no such adjustment is necessary).

        In effecting one or more of alternatives in (3), (4) or (5) immediately above, and except as otherwise may be provided in an Award Agreement, the Committee, in its sole and absolute discretion and without the consent or approval of any Holder, may accelerate the time at which some or all Awards then outstanding may be exercised.

          (d) In the event of changes in the outstanding Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this
     Section 4.5, any outstanding Award and any Award Agreements evidencing such Award shall be subject to adjustment by the Committee in its sole and absolute discretion as to the number and price of Stock or other consideration subject to such Award. In the event of any such change in the outstanding Stock, the aggregate number of shares of Stock available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

          (e) After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Holder shall be entitled to have his Restricted Stock appropriately adjusted based on the manner in which the shares of Stock were adjusted under the terms of the agreement of merger or consolidation.

          (f) The issuance by the Company of stock of any class or series, or securities convertible into, or exchangeable for, stock of any class or series, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion or exchange of stock or obligations of the Company convertible into, or exchangeable for, stock or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class or series, or price of shares of Stock then subject to outstanding Options or other Awards.

     4.6 Election Under Section 83(b) of the Code. No Holder shall exercise the election permitted under section 83(b) of the Code with respect to any Award without the written approval of the Chief Financial Officer of the Company. Any Holder who makes an election under section 83(b) of the Code with respect to any Award without the written approval of the Chief Financial Officer of the Company may, in the discretion of the Committee, forfeit any or all Awards granted to him or her under the Plan.

     4.7 Forfeiture for Cause. Notwithstanding any other provision of the Plan or an Award Agreement, if the Committee finds by a majority vote that a Holder, before or after his Termination of Employment (a) committed a fraud, embezzlement, theft, felony or an act of dishonesty in the course of his employment by the Company or an Affiliate which conduct damaged the Company or an Affiliate or (b) disclosed trade secrets of the Company or an Affiliate, then as of the date the Committee makes its finding, any Awards awarded to the Holder that have not been exercised by the Holder (including all Awards that have not yet vested) will be forfeited to the Company. The findings and decision of the Committee with respect to such matter, including those regarding the acts of the Holder and the damage done to the Company, will be final for all purposes. No decision of the Committee, however, will affect the finality of the discharge of the individual by the Company or an Affiliate.

     4.8 Forfeiture Events. The Committee may specify in an Award Agreement that the Holder's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, Termination of Employment for cause, termination of the Holder's provision of services to the Company or its Affiliates, violation of material policies of the Company and its Affiliates, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Holder, or other conduct by the Holder that is detrimental to the business or reputation of the Company and its Affiliates.

                                   ARTICLE V

                                    OPTIONS

     5.1 Authority to Grant Options. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Options under the Plan to eligible persons in such number and upon such terms as the Committee shall determine.

     5.2 Type of Options Available. All options granted under the Plan shall be nonqualified stock options that are not intended to satisfy the requirements of section 422 of the Code.

     5.3 Option Agreement. Each Option grant under the Plan shall be evidenced by an Option Agreement that shall specify (a) the Option Price, (b) the duration of the Option, (c) the number of shares of Stock to which the Option pertains,
(d) the exercise restrictions applicable to the Option, and (e) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan.

     5.4 Option Price. The price at which shares of Stock may be purchased under an Option (the "Option Price") shall not be less than 100 percent (100%) of the Fair Market Value of the shares of Stock on the date the Option is granted. Subject to the limitation set forth in the preceding sentence of this
Section 5.4, the Committee shall determine the Option Price for each grant of an Option under the Plan. Except as provided in Section 4.5, the Committee shall not directly or indirectly lower the Option Price of a previously granted Option.

     5.5 Duration of Options. An Option shall not be exercisable after the earlier of (i) the general term of the Option specified in Section 5.5(a), or
(ii) the period of time specified herein that follows the Optionee's death, Disability, Retirement or other Termination of Employment. Unless the Optionee's applicable Option Agreement specifies otherwise, an Option shall not continue to vest after the Optionee's Termination of Employment for any reason other than the death or Disability of the Optionee.

          (a) General Term of Option. Unless the Option Agreement specifies a shorter general term, an Option shall expire on the tenth anniversary of the date the Option is granted.

          (b) Early Termination of Option Due to Termination of Employment Other Than for Death, Disability or Retirement. Except as may be otherwise expressly provided by the Committee in an Option Agreement, an Option shall terminate on the earlier of (1) the date of the expiration of the general term of the Option or (2) the date that is 60 days after the date of the Optionee's Termination of Employment, whether with or without cause, for any reason other than the death, Disability or Retirement of the Optionee, during which period the Optionee shall be entitled to exercise the Option in respect of the number of shares of Stock that the Optionee would have been entitled to purchase had the Optionee exercised the Option on the date of such Termination of Employment. The Committee shall determine whether an authorized leave of absence, absence on military or government service, or any other absence from service shall constitute a termination of the employment relationship between the Optionee and the Company and all Affiliates.

          (c) Early Termination of Option Due to Death. Unless the Committee specifies otherwise in the applicable Option Agreement, in the event of the Optionee's Termination of Employment due to death before the date of expiration of the general term of the Option, the Optionee's Option shall terminate on the earlier of the date of expiration of the general term of the Option or the first anniversary of the date of the Optionee's death, during which period the Optionee's executors or administrators or such persons to whom such Options were transferred by will or by the laws of descent and distribution, shall be entitled to exercise the Option in respect of the number of shares of Stock that the Optionee would have been entitled to purchase had the Optionee exercised the Option on the date of his death.

          (d) Early Termination of Option Due to Disability. Unless the Committee specifies otherwise in the applicable Option Agreement, in the event of the Termination of Employment due to Disability before the date of the expiration of the general term of the Option, the Optionee's Option shall terminate on the earlier of the expiration of the general term of the Option or the first anniversary of the date of the Termination of Employment due to Disability, during which period the Optionee shall be entitled to exercise the Option in respect of the number of shares of Stock that the Optionee would have been entitled to purchase had the Optionee exercised the Option on the date of such Termination of Employment.

          (e) Early Termination of Option Due to Retirement. Unless the Committee specifies otherwise in the applicable Option Agreement, in the event of the Optionee's Termination of Employment due to Retirement before the date of the expiration of the general term of the Option, the Optionee's Option shall terminate on the earlier of the expiration of the general term of the Option or the first anniversary of the date of the Termination of Employment due to Retirement, during which period the Optionee shall be entitled to exercise the Option in respect of the number of shares of Stock that the Optionee would have been entitled to purchase had the Optionee exercised the Option on the date of such Termination of Employment.

     After the death of the Optionee, the Optionee's executors, administrators or any person or persons to whom the Optionee's Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the termination of the Option to exercise the Option, in respect to the number of all of the remaining unexercised and unexpired shares of Stock subject to the Option.

     5.6 Amount Exercisable. Each Option may be exercised at the time, in the manner and subject to the conditions the Committee specifies in the Option Agreement in its sole discretion. Unless the Committee specifies otherwise in an applicable Option Agreement, an Option Agreement shall set forth the following terms regarding the exercise of the Option covered by the Option Agreement:

          (a) No Option granted under the Plan may be exercised until an Optionee has completed one year of continuous employment with the Company or any subsidiary of the Company following the date of grant;

          (b) Beginning on the day after the first anniversary of the date of grant, an Option may be exercised up to 20 percent of the shares subject to the Option;

          (c) After the expiration of each succeeding anniversary date of the date of grant, the Option may be exercised up to an additional 20 percent of the shares initially subject to the Option, so that after the expiration of the fifth anniversary of the date of grant, the Option shall be exercisable in full;

          (d) To the extent not exercised, installments shall be cumulative and may be exercised in whole or in part until the Option expires on the tenth anniversary of the date of grant.

     However, the Committee, in its discretion, may change the terms of exercise so that any Option may be exercised so long as it is valid and outstanding from time to time in part or as a whole in such manner and subject to such conditions as the Committee may set. In addition, the Committee, in its discretion, may accelerate the time in which any outstanding Option may be exercised. However, in no event shall any Option be exercisable after the tenth anniversary of the date of the grant of the Option.

     5.7  Exercise of Options.

          (a) General Method of Exercise. Subject to the terms and provisions of the Plan and an Optionee's Option Agreement, Options may be exercised in whole or in part from time to time by the delivery of written notice in the manner designated by the Committee stating (1) that the Optionee wishes to exercise such option on the date such notice is so delivered, (2) the number of shares of Stock with respect to which the Option is to be exercised and (3) the address to which the certificate representing such shares of Stock should be mailed. Except in the case of exercise by a third party broker as provided below, in order for the notice to be effective the notice must be accompanied by payment of the Option Price by any combination of the following: (a) cash, certified check, bank draft or postal or express money order for an amount equal to the Option Price under the Option, (b) Mature Shares with a Fair Market Value on the date of exercise equal to the Option Price under the Option (if approved in advance by the Committee or an executive officer of the Company), (c) an election to make a cashless exercise through a registered broker dealer (if approved in advance by the Committee or an executive officer of the Company) or (d) except as specified below, any other form of payment which is acceptable to the Committee. If Mature Shares are used for payment by the Optionee, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate Option Price of the shares of Stock being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft or postal or express money order payable to the order of the Company.

        Whenever an Option is exercised by exchanging shares of Stock owned by the Optionee, the Optionee shall deliver to the Company or its delegate certificates registered in the name of the Optionee representing a number of shares of Stock legally and beneficially owned by the Optionee, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates, (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Option is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition of an Option.

          (b) Issuance of Shares. Subject to Section 4.4 and Section 5.7(c), as promptly as practicable after receipt of written notification and payment, in the form permitted under Section 10.3, of an amount of money necessary to satisfy any withholding tax liability that may result from the exercise of such Option, the Company shall deliver to the Optionee certificates for the number of shares with respect to which the Option has been exercised, issued in the Optionee's name. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Optionee, at the address specified by the Optionee.

          (c) Limitations on Exercise Alternatives. The Committee shall not permit an Optionee to pay such Optionee's Option Price upon the exercise of an Option by having the Company reduce the number of shares of Stock that will be delivered pursuant to the exercise of the Option. In addition, the Committee shall not permit an Optionee to pay such Optionee's Option Price upon the exercise of an Option by using shares of Stock other than Mature Shares. An Option may not be exercised for a fraction of a share of Stock.

     5.8 Transferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in an Optionee's Option Agreement, all Options granted to an Optionee under the Plan shall be exercisable during his or her lifetime only by such Optionee. Any attempted assignment of an Option in violation of this
Section 5.8 shall be null and void.

     5.9 No Rights as Shareholder. An Optionee shall not have any rights as a shareholder with respect to Stock covered by an Option until he exercises the Option; and, except as otherwise provided in Section 4.5, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of such exercise.

                                   ARTICLE VI

                            RESTRICTED STOCK AWARDS

     6.1 Restricted Stock Awards. The Committee may make Awards of Restricted Stock to eligible persons selected by it. The amount of, the vesting and the transferability restrictions applicable to any Restricted Stock Award shall be determined by the Committee in its sole discretion. If the Committee imposes vesting or transferability restrictions on a Holder's rights with respect to Restricted Stock, the Committee may issue such instructions to the Company's share transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for Shares issued pursuant to a Restricted Stock Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the Shares be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the Shares as counsel for the Company considers necessary or advisable to comply with applicable law.

     6.2 Restricted Stock Award Agreement. Each Restricted Stock Award shall be evidenced by an Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

     6.3 Holder's Rights as Shareholder. Subject to the terms and conditions of the Plan, each recipient of a Restricted Stock Award shall have all the rights of a shareholder with respect to the shares of Restricted Stock included in the Restricted Stock Award during the Period of Restriction established for the Restricted Stock Award. Dividends paid with respect to Restricted Stock in cash or property other than shares of Stock or rights to acquire shares of Stock shall be paid to the recipient of the Restricted Stock Award currently. Dividends paid in shares of Stock or rights to acquire shares of Stock shall be added to and become a part of the Restricted Stock. During the Period of Restriction, certificates representing the Restricted Stock shall be registered in the recipient's name and bear a restrictive legend to the effect that ownership of such Restricted Stock, and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Restricted Stock Award Agreement. Such certificates shall be deposited by the recipient with the Secretary of the Company or such other officer of the Company as may be designated by the Committee, together with all stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock which shall be forfeited in accordance with the Plan and the applicable Restricted Stock Award Agreement.

                                  ARTICLE VII

                          RESTRICTED STOCK UNIT AWARDS

     7.1 Authority to Grant Restricted Stock Unit Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Restricted Stock Unit Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine. The amount of, the vesting and the transferability restrictions applicable to any Restricted Stock Unit Award shall be determined by the Committee in its sole discretion. The Committee shall maintain a bookkeeping ledger account which reflects the number of Restricted Stock Units credited under the Plan for the benefit of a Holder.

     7.2 Restricted Stock Unit Awards. A Restricted Stock Unit Award shall be similar in nature to Restricted Stock Award except that no shares of Stock are actually transferred to the Holder until a later date specified in the applicable Award Agreement. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of a share of Stock.

     7.3 Restricted Stock Unit Award Agreement. Each Restricted Stock Unit Award shall be evidenced by an Award Agreement that contains any Substantial Risk of Forfeiture, transferability restrictions, form and time of payment provisions and other provisions not inconsistent with the Plan as the Committee may specify.

     7.4 Form of Payment Under Restricted Stock Unit Award. Payment under a Restricted Stock Unit Award shall be made in either cash or shares of Stock as specified in the Holder's Award Agreement.

     7.5 Time of Payment Under Restricted Stock Unit Award. A Holder's payment under a Restricted Stock Unit Award shall be made at such time as is specified in the Holder's Award Agreement. The Award Agreement shall specify that the payment will be made (1) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the Fiscal Year in which the Restricted Stock Unit Award payment is no longer subject to a Substantial Risk of Forfeiture or (2) at a time that is permissible under Section 409A.

     7.6 Holder's Rights as Shareholder. A Holder of a Restricted Stock Unit Award shall have no rights of a shareholder with respect to the Restricted Stock Unit Award. A Holder shall have no voting rights with respect to any Restricted Stock Unit Award.

     7.7 Compliance With Section 409A. Restricted Stock Unit Awards shall be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A.

                                  ARTICLE VIII

                                 ADMINISTRATION

     8.1 Awards. The Plan shall be administered by the Committee or, in the absence of the Committee, the Plan shall be administered by the Board. The members of the Committee shall serve at the discretion of the Board. The Committee shall have full and exclusive power and authority to administer the Plan and to take all actions that the Plan expressly contemplates or are necessary or appropriate in connection with the administration of the Plan with respect to Awards granted under the Plan.

     8.2 Authority of the Committee. The Committee shall have full and exclusive power to interpret and apply the terms and provisions of the Plan and Awards made under the Plan, and to adopt such rules, regulations and guidelines for implementing the Plan as the Committee may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of the Plan. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. All questions of interpretation and application of the Plan, or as to award granted under the Plan, shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

          (a) determine the persons to whom and the time or times at which Awards will be made;

          (b) determine the number and exercise price of shares of Stock covered in each Award, subject to the terms and provisions of the Plan;

          (c) determine the terms, provisions and conditions of each Award, which need not be identical and need not match the default terms set forth in the Plan;

          (d) accelerate the time at which any outstanding Award will vest;

          (e) prescribe, amend and rescind rules and regulations relating to administration of the Plan; and

          (f) make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the Plan.

     The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award to a Holder in the manner and to the extent the Committee deems necessary or desirable to further the Plan's objectives. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan. As permitted by law and the terms and provisions of the Plan, the Committee may delegate its authority as identified in Section 8.3.

     The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article VIII and all other Articles of the Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all persons. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Board shall be entitled to rely upon the advice, opinions, or valuations of any such persons.

     8.3 Decisions Binding. All determinations and decisions made by the Committee or the Board, as the case may be, pursuant to the provisions of the Plan and all related orders and resolutions of the Committee or the Board, as the case may be, shall be final, conclusive and binding on all persons, including the Company, its shareholders, Employees, Holders and the estates and beneficiaries of Employees and Holders.

     8.4 No Liability. Under no circumstances shall the Company, the Board or the Committee incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to the Plan or the Company's, the Committee's or the Board's roles in connection with the Plan.

                                   ARTICLE IX

                        AMENDMENT OR TERMINATION OF PLAN

     9.1  Amendment, Modification, Suspension, and Termination.  Subject to
Section 9.2 the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company's shareholders and except as provided in Section 4.5, the Committee shall not directly or indirectly lower the Option Price of a previously granted Option, and no amendment of the Plan shall be made without shareholder approval if shareholder approval is required by applicable law or stock exchange rules.

     9.2 Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Holder holding such Award.

                                   ARTICLE X

                                 MISCELLANEOUS

     10.1 Unfunded Plan/No Establishment of a Trust Fund. Holders shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Affiliates may make to aid in meeting obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Holder, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as expressly set forth in the Plan. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Holder under the Plan. All Holders shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

     10.2 No Employment Obligation. The granting of any Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ, or utilize the services of, any Holder. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Award has been granted to him, and nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or its Affiliates to terminate any Holder's employment at any time or for any reason not prohibited by law.

     10.3 Tax Withholding. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Holder any sums required by federal, state or local tax law to be withheld with respect to the vesting or exercise of an Award or lapse of restrictions on an Award. In the alternative, the Company may require the Holder (or other person validly exercising the Award) to pay such sums for taxes directly to the Company or any Affiliate in cash or by check within one day after the date of vesting, exercise or lapse of restrictions. In the discretion of the Committee, and with the consent of the Holder, the Company may reduce the number of shares of Stock issued to the Holder upon such Holder's exercise of an Option to satisfy the tax withholding obligations of the Company or an Affiliate; provided that the Fair Market Value of the shares of Stock held back shall not exceed the Company's or the Affiliate's Minimum Statutory Tax Withholding Obligation. The Committee may, in its discretion, permit a Holder to satisfy any Minimum Statutory Tax Withholding Obligation arising upon the vesting of Restricted Stock by delivering to the Holder of the Restricted Stock Award a reduced number of shares of Stock in the manner specified herein. If permitted by the Committee and acceptable to the Holder, at the time of vesting of shares of Restricted Stock, the Company shall
(a) calculate the amount of the Company's or an Affiliate's Minimum Statutory
Tax

Withholding Obligation on the assumption that all such shares of vested Restricted Stock are made available for delivery, (b) reduce the number of such shares of Stock made available for delivery so that the Fair Market Value of the shares of Stock withheld on the vesting date approximates the Company's or an Affiliate's Minimum Statutory Tax Withholding Obligation and (c) in lieu of the withheld shares of Stock, remit cash to the United States Treasury and other applicable governmental authorities, on behalf of the Holder, in the amount of the Minimum Statutory Tax Withholding Obligation. The Company shall withhold only whole shares of Stock to satisfy its Minimum Statutory Tax Withholding Obligation. Where the Fair Market Value of the withheld shares of Stock does not equal the amount of the Minimum Statutory Tax Withholding Obligation, the Company shall withhold shares of Stock with a Fair Market Value slightly less than the amount of then Minimum Statutory Tax Withholding Obligation and the Holder must satisfy the remaining minimum withholding obligation in some other manner permitted under this Section 10.3. The withheld shares of Stock not made available for delivery by the Company shall be retained as treasury shares or will be cancelled and, in either case, the Holder's right, title and interest in such shares of Stock shall terminate. The Company shall have no obligation upon vesting or exercise of any Award or lapse of restrictions on Restricted Stock until the Company or an Affiliate has received payment sufficient to cover the Minimum Statutory Tax Withholding Obligation with respect to that vesting, exercise or lapse of restrictions. Neither the Company nor any Affiliate shall be obligated to advise a Holder of the existence of the tax or the amount which it will be required to withhold.

     10.4 Written Agreement. Each Award shall be embodied in a written agreement or statement which shall be subject to the terms and conditions of the Plan. The Award Agreement shall be signed by a member of the Committee on behalf of the Committee and the Company or by an executive officer of the Company, other than the Holder, on behalf of the Company, and may be signed by the Holder to the extent required by the Committee. The Award Agreement may specify the effect of a Change in Control on the Award. The Award Agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms and provisions of the Plan.

     10.5 Indemnification of the Committee. The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further action on his or her part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by such member in connection with or arising out of any action, suit or proceeding in which such member may be involved by reason of such member being or having been a member of the Committee, whether or not he or she continues to be a member of the Committee at the time of incurring the expenses, including, without limitation, matters as to which such member shall be finally adjudged in any action, suit or proceeding to have been negligent in the performance of such member's duty as a member of the Committee. However, this indemnity shall not include any expenses incurred by any member of the Committee in respect of matters as to which such member shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee. In addition, no right of indemnification under the Plan shall be available to or enforceable by any member of the Committee unless, within 60 days after institution of any action, suit or proceeding, such member shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and shall be in addition to all other rights to which a member of the Committee may be entitled as a matter of law, contract or otherwise.

     10.6 Gender and Number. If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

     10.7 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     10.8 Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms and provisions of the Plan.

     10.9 Other Compensation Plans. The adoption of the Plan shall not affect any other option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive compensation arrangements for Employees.

     10.10 Other Awards. The grant of an Award shall not confer upon the Holder the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Holders, or the right to receive future Awards upon the same terms or conditions as previously granted.

     10.11 Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

     10.12 Law Limitations/Governmental Approvals. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     10.13 Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for shares of Stock issued under the Plan prior to:

          (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

          (b) completion of any registration or other qualification of the Stock under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

     10.14 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Stock as to which such requisite authority shall not have been obtained.

     10.15 No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, additional Awards, or other property shall be issued or paid in lieu of fractional shares of Stock or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     10.16 Waiver of Jury. Each Award Agreement shall specify that the Award recipient and the Company shall both waive a trial by jury of any or all issues arising in any action or proceeding between the parties or their successors, heirs and assigns, under or connected with the Award, the Plan, or any of the provisions of the Award Agreement or the Plan.

     10.17 Governing Law. The provisions of the Plan and the rights of all persons claiming thereunder shall be construed, administered and governed under the laws of the State of Texas, without regard to principles of conflicts of law.

                                (CAL DIVE LOGO)

                    400 N. SAM HOUSTON PARKWAY E. SUITE 400
                             HOUSTON TX. 77060-3500
                              PHONE (281) 618-0400

                                 (HOUSTON MAP)

--------------------------------------------------------------------------------
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                            NOTICE OF ANNUAL MEETING

                                OF SHAREHOLDERS

                                  MAY 10, 2005

                              AND PROXY STATEMENT

                             (CAL DIVE SMALL LOGO)

                    400 N. SAM HOUSTON PARKWAY E., SUITE 400
                              HOUSTON, TEXAS 77060

                                    (Recycled Symbol) Printed on recycled paper.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             PROXY FOR COMMON STOCK

                          CAL DIVE INTERNATIONAL, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having duly received the Notice of Annual Meeting of Shareholders and the Proxy Statement, dated April 13, 2005 hereby appoints Owen Kratz and James Lewis Connor, III as Proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all common shares of Cal Dive International, Inc. held of record by the undersigned on March 23, 2005 at the 2005 Annual Meeting of Shareholders to be held on May 10, 2005 at 1:00 p.m. at the Hotel Sofitel located at 425 N. Sam Houston Parkway E., Houston, Texas 77060, and any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1:

1. To elect three directors of the Company to have a term expiring in 2008 and until his successor shall be elected and duly qualified.

          Martin Ferron         Gordon F. Ahalt         Anthony Tripodo

  You may vote on the Proposal by marking one of the following boxes.

                    FOR the three "Class III" nominees [ ]                       WITHHOLD AUTHORITY [ ]
                         (except as indicated below)

  INSTRUCTION: To WITHHOLD AUTHORITY to vote for any individual nominee, write that person's name in the space provided below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2:

2. To amend the Company's 1997 Amended and Restated Articles of Incorporation and Amended and Restated By-Laws concerning the Minnesota Business Combinations Act.
             FOR [ ]             AGAINST [ ]             ABSTAIN [ ]
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3:

3. To approve the 2005 Amended and Restated Articles of Incorporation.
             FOR [ ]             AGAINST [ ]             ABSTAIN [ ]
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4:

4. To approve the Cal Dive International, Inc. 2005 Long Term Incentive Plan.
             FOR [ ]             AGAINST [ ]             ABSTAIN [ ]

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

                            (Please See Reverse Side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE CLASS III DIRECTORS INDICATED IN PROPOSAL 1 AND FOR EACH OF PROPOSALS 2, 3 AND 4. ABSTENTIONS WILL BE COUNTED TOWARD THE EXISTENCE OF A QUORUM.
                                             DATED:
                                             -----------------------------------

                                             -----------------------------------
                                                          SIGNATURE

                                             -----------------------------------
                                                 SIGNATURE (IF HELD JOINTLY)

                                             -----------------------------------
                                                            TITLE

                                             PLEASE SIGN EXACTLY AT THE NAME
                                             APPEARS ON THIS PROXY. WHEN SHARES
                                             ARE HELD BY JOINT TENANTS, BOTH
                                             SHOULD SIGN. IF SIGNING AS
                                             ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                             TRUSTEE OR GUARDIAN, PLEASE GIVE
                                             FULL TITLE AS SUCH. IF A
                                             CORPORATION, PLEASE SIGN IN FULL
                                             CORPORATION NAME BY PRESIDENT OR
                                             OTHER AUTHORIZED OFFICER. IF A
                                             PARTNERSHIP, PLEASE SIGN IN
                                             PARTNERSHIP NAME BY AN AUTHORIZED
                                             PERSON.